     SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
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HIGHLAND CLAN CREATIONS CORP.
(Name of Registrant as Specified in Charter)

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     SCHEDULE 14C INFORMATION STATEMENT
Pursuant to Regulation 14C of the Securities Exchange Act
of 1934 as amended

HIGHLAND CLAN CREATIONS CORP.
#17 - 936 Peace Portal Drive
Blaine, Washington 98230

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is furnished by the Board of Directors of Highland Clan Creations Corp. (“Highland”), a Nevada corporation, to the holders of record at the close of business on the record date, May 15, 2006, of the Company's outstanding common stock, par value $0.001 per share, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. This Information Statement is being furnished to such stockholders for the purpose of informing the stockholders in regards to the following matters:

1. Disposition of substantially all of our business assets.

On May 2, 2006 our Board of Directors unanimously approved the disposition of our wholly-owned subsidiary, Bodysentials Health & Beauty Inc., which carries on all or substantially all of the business of Highland, to Universal Financial Consulting Inc. in satisfaction of the loan and interest amount due to Universal Financial Consulting Inc. pursuant to a Convertible Loan Agreement dated May 20, 2005. Our Company thereafter received the consent of stockholders holding a majority of the outstanding shares of our common stock. Our Company will, when permissible following the expiration of the twenty-day (20) period mandated by Rule 14c, complete the disposition of our subsidiary. This disposition will not be completed until after a date which is at least twenty (20) days after the filing and mailing of this definitive Information Statement.

2. Reincorporation.

On May 15, 2006, our Board of Directors unanimously approved to change the state of incorporation of our Company from Nevada to Delaware by merging our Company into a wholly-owned subsidiary of our Company that is incorporated under the laws of Delaware. Our Company thereafter received the consent of stockholders holding a majority of the outstanding shares of our common stock. Our Company will, when permissible following the expiration of the twenty-day (20) period mandated by Rule 14c, complete the agreement and plan of merger between our Company and our wholly-owned Delaware subsidiary and file the Articles of Merger with the State of Nevada and the State of Delaware. This reincorporation will not be completed until after a date which is at least twenty (20) days after the filing and mailing of this definitive Information Statement.

3 Adoption of 2006 Equity Incentive Plan.

On May 15, 2006, our Board of Directors approved to adopt our 2006 Equity Incentive Plan to provide incentives to attract, retain and motive eligible persons through awards of options and restrictive stock. For the purpose of complying with Section 260.150.45 of Title 10 of California Code of Regulations, we subsequently received the consent of stockholders holding 27,300,000 shares of our common stock, which represents 69% on the record date, May 12, 2006, of our 2006 Equity Incentive Plan.

The entire cost of furnishing this Information Statement will be borne by our Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

Our Board of Directors has fixed the close of business on May 15, 2006 as the record date for the determination of stockholders who are entitled to receive this Information Statement. There were 39,305,000 shares of common stock issued and outstanding on May 15, 2006. We anticipate that this Information Statement will be mailed on or about May 8, 2006 to all stockholders of record as of the record date.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, since September 1, 2004, being the commencement of our last completed fiscal year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1.	any director or officer of the Company;

2.	any proposed nominee for election as a director of the Company; and

3.	any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Principal Stockholders and Security Ownership of Management". To our knowledge, no director has advised that he intends to oppose the change of name as more particularly described herein.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of the record date, May 15, 2006, we had a total of 39,305,000 shares of common stock ($0.001 par value per common share) issued and outstanding.

The following table sets forth, as of May 15, 2006, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock, as well as by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(1)
Brent McMullin 1815 Lilac Drive, Surrey, British Columbia	13,650,000 common shares	34.7%
Brett Stewart 2338 Western Parkway Vancouver, British Columbia	13,650,000 common shares	34.7%

(1)	Based on 39,305,000 shares of common stock issued and outstanding as of May 15, 2006. Except as otherwise indicated, we believe that the beneficial owners of our common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

DISPOSITION OF ALL OR SUBSTANTIALLY ALL OF BUSINESS ASSETS

On May 2, 2006, our Board of Directors approved, subject to receiving the approval of a majority of the stockholders of our common stock, the disposition of our wholly-owned subsidiary, Bodysentials Health & Beauty Inc., which carries on all or substantially all of our current business operations, to Universal Financial Consulting Inc. in exchange for the release of liability of our Company of a convertible loan of $100,000 plus accrued interest of approximately $10,000 owed to Universal Financial Consulting Inc. pursuant to a Convertible Loan Agreement dated May 20, 2005.

Stockholder approval for the disposition of the subsidiary and its assets was obtained by written consent of stockholders owning 27,300,000 shares of our common stock, which represented 69% on the record date, May 15, 2006. The transaction will close not less than twenty (20) days after a definitive Information Statement is first mailed to stockholders of our common stock and until the appropriate filings have been made with the Nevada Secretary of State. For details on the agreement between our Company and Universal Financial Consulting Inc., please refer to the Share Purchase Agreement between our Company and Universal Financial Consulting Inc. dated May 2, 2006 attached as an exhibit to our current report on Form 8-K filed with the Securities and Exchange Commission on May 4, 2006.

APPROVAL OF REINCORPORATION FROM NEVADA TO DELAWARE

On May 15, 2006, our Board of Directors approved, subject to receiving the approval of a majority of the stockholders of our common stock, to change the state of incorporation of our Company from Nevada to Delaware by merging the Company into a wholly-owned subsidiary of our Company that is incorporated under the laws of Delaware. Our Company thereafter received the consent of stockholders holding 27,300,000 shares of our common stock, which represented 69% on the record date, May 15, 2006, of the reincorporation proposal, including the Agreement and Plan of Merger, the Certificate of Incorporation of Raptor Pharmaceuticals Corp. as contained in the Articles of Merger, and the Bylaws of Raptor Pharmaceuticals Corp,, copies of which are attached to this definitive Information Statement as Schedules A, B, and C, respectively.

Through the reincorporation, the state of incorporation of our Company will be changed from Nevada to Delaware. To accomplish the reincorporation, our Board of Directors has unanimously adopted an Agreement and Plan of Merger, or Merger Agreement, which provides for the merger of our Company with and into Raptor Pharmaceuticals Corp., a wholly-owned subsidiary of our Company, which has recently been formed pursuant to the Delaware General Corporation Law, or DGCL, for this purpose. The name of our Company after the merger will be changed to “Raptor Pharmaceuticals Corp.”

Our Company’s corporate affairs are presently governed by the corporate law of Nevada, our current state of incorporation, and by the Articles of Incorporation of Highland Clan Creations Corp. and the Bylaws of Highland Clan Creations Corp. These documents are available for inspection during business hours at our principal executive offices. In addition, copies may be obtained by writing to our attorneys at Clark Wilson LLP, Suite 800, 885 West Georgia Street, Vancouver, British Columbia, Canada V6C 3H1,

Attention: L.K. Larry Yen. Upon the consummation of the merger between our Company and our wholly-owned Delaware subsidiary, Raptor Pharmaceuticals Corp., we will be governed by Delaware law and the Certificate of Incorporation and Bylaws of Raptor Pharmaceuticals Corp. as contained in the Articles of Merger. A discussion of the material similarities and differences in the rights of stockholders of our Company before and after the merger is provided below.

At the effective time of the reincorporation, the same individuals who serve as the directors and executive officers of Highland Clan Creations Corp. will become the directors and executive officers of Raptor Pharmaceuticals Corp. We do not believe that the reincorporation will affect any of our material contracts with any third parties and that our rights and obligations under such material contractual arrangements will continue as rights and obligations of Raptor Pharmaceuticals Corp.

Our common stock is listed on the OTC Bulletin Board and will continue to be listed on the OTC Bulletin Board after the reincorporation. Following the merger, each share of common stock of Highland Clan Creations Corp. will be automatically converted into one share of common stock of Raptor Pharmaceuticals Corp. Stock certificates of Highland Clan Creations Corp. will be deemed automatically to represent an equal number of shares of common stock of Raptor Pharmaceuticals Corp. Following the reincorporation, previously outstanding stock certificates of Highland Clan Creations Corp. may be delivered in effecting sales through a broker, or otherwise, of shares of common stock in Raptor Pharmaceuticals Corp. It will not be necessary for you to exchange your existing stock certificates of Highland Clan Creations Corp. for stock certificates of Raptor Pharmaceuticals Corp.

If our Board of Directors determines that circumstances have arisen that make it inadvisable to proceed with the reincorporation under the original terms of the Agreement and Plan of Merger, the merger (and thus the reincorporation) may be abandoned or the Agreement and Plan of Merger may be amended by the board even when stockholder approval has been obtained (except that the principal terms may not be amended without obtaining further stockholder approval). The discussion below is qualified in its entirety by reference to the Agreement and Plan of Merger, the Certificate of Incorporation and the Bylaws of Raptor Pharmaceuticals Corp. as contained in the Articles of Merger, copies of which are attached to this definitive Information Statement as Schedules A, B, and C, respectively, and by the applicable provisions of Nevada corporate law and Delaware corporate law.

SELECTED REASONS FOR REINCORPORATION IN DELAWARE

For many years, Delaware has followed a policy of encouraging incorporation in that state. To advance that policy, Delaware has adopted comprehensive, modern and flexible corporate laws that are updated and revised periodically to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. Delaware courts have developed considerable expertise in dealing with corporate issues. In doing so, Delaware courts have created a substantial body of case law construing Delaware law and establishing public policies with respect to Delaware corporations. Our Board of Directors believes that this environment provides greater predictability with respect to corporate legal affairs and allows a corporation to be managed more efficiently.

Delaware Affords Stronger Anti-takeover Provisions

The DGCL permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the board under the business judgment rule with respect to unsolicited takeover attempts. Our current Articles of

Incorporation do not include such “anti-takeover” provisions. Our Board of Directors has no present intention following the reincorporation in Delaware to further amend the Certificate of Incorporation or Bylaws of Raptor Pharmaceuticals Corp. to include any additional provisions which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to the stockholders, our Board of Directors may consider in the future certain anti-takeover strategies which may enhance the board’s ability to negotiate with an unsolicited bidder.

Delaware Provides for Enhanced Ability to Raise Additional Capital

In the opinion of our management, such latitude affords Delaware corporations more opportunities to raise capital. The procedures and degree of stockholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the capital raising process than those which apply to Nevada corporations. For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend paying securities. Under Delaware law, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation’s previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation’s stock, if any, having a preference upon the distribution of assets. Under Nevada law, dividends may be paid by the corporation unless after giving effect to the distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or (unless the corporation’s articles of incorporation permit otherwise) the corporation’s total assets would be less than the sum of its total liabilities, plus amounts payable in dissolution to holders of shares carrying a liquidation preference over the class of shares to which a dividend is declared. These and other differences between Nevada’s and Delaware’s corporate laws are more fully explained below.

In the opinion of our management, members of the financial services industry may be more willing and better able to assist in capital raising programs for corporations having the greater flexibility reflected in the examples mentioned.

Delaware Provides for Greater Authority by Our Board of Directors

Despite the unanimous belief of our Board of Directors that the reincorporation is in our best interests and the best interest of our stockholders, some stockholders may view this proposal as potentially discouraging a future takeover attempt which is not approved by our Board of Directors, but which a majority of the stockholders deem to be in their best interests or in which stockholders are to receive a substantial premium for their shares over the market value or their cost basis in such shares. As a result of these effects, stockholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that such provisions enable our Board of Directors to resist a takeover or a change in control of our Company, they could make it more difficult to change the existing Board of Directors and management or to effect a change in control of our Company which is opposed by our Board of Directors. This strengthened tenure and authority of our Board of Directors could enable our Board of Directors to resist change and otherwise thwart the desires of a majority of the stockholders.

It should be noted further that Delaware law has been criticized by some commentators on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states. For a comparison of stockholders’ rights and the powers of management under Delaware and Nevada law, see “Summary of Material Changes in Charter and Bylaws to be Effected by the Reincorporation and Differences Between Nevada and Delaware Corporate Laws” found later in this definitive Information Statement.

Our Board of Directors has considered these potential disadvantages and has unanimously concluded that the potential benefits of the proposed reincorporation outweigh the possible disadvantages.

Comparison of Capital Stock of Raptor Pharmaceuticals Corp.

Authorized Capital Stock

Our authorized capital stock presently consists of 350,000,000 shares of common stock, par value $0.001 per share. As of May 15, 2006, there were 39,305,000 shares of our common stock issued and outstanding.

We have previously issued a convertible debenture in the face amount of $100,000, which may be converted into shares of our common stock. However, we have entered into a Share Purchase Agreement for the sale of our wholly-owned subsidiary, Bodysentials Health & Beauty Inc., with the holder of the convertible debenture in satisfaction of the loan and interest amount due under the convertible debenture. Accordingly, we are no longer required to issue any shares of common stock to the holder of this debenture.

We have received subscription agreements to purchase approximately 6,650,000 units of our securities at the price of $0.60 per unit, with each unit consisting of one share of our common stock and one warrant to purchase one share of our common stock at the price of $0.60 in 18 months. Upon the effectiveness of the merger, these subscriptions will be converted into subscriptions for shares of common stock of Raptor Pharmaceuticals Corp. There are no other agreements, arrangements or understandings with anyone to sell or issue any additional shares of our common stock.

Raptor Pharmaceuticals Corp.’s authorized capital stock after the effectiveness of the merger will consist of (i) 100,000,000 shares of common stock, par value $0.001 per share, and (ii)10,000,000 shares of preferred stock, par value $0.001 per share. In connection with the reincorporation, one (1) share of common stock of Raptor Pharmaceuticals Corp. will be issued in exchange for each of our currently issued and outstanding shares of common stock of Highland Clan Creations Corp. No shares of preferred stock of Raptor Pharmaceuticals Corp. will be issued in connection with the reincorporation. All of the shares of common stock of Raptor Pharmaceuticals Corp. issued in connection with the reincorporation will be validly issued, fully paid and non-assessable.

Common Stock of Raptor Pharmaceuticals Corp.

The holders of common stock of Raptor Pharmaceuticals Corp. will be entitled to one vote for each share on all matters voted on by stockholders, including the election of directors and, except as otherwise required by law or provided in any resolution adopted by our Board of Directors with respect to any series of preferred stock of Raptor Pharmaceuticals Corp., will exclusively possess all voting power. The holders of common stock of Raptor Pharmaceuticals Corp. will not have any cumulative voting, conversion, redemption or preemptive rights. Subject to any preferential rights of any outstanding series of preferred stock of Raptor Pharmaceuticals Corp. as designated by our Board of Directors from time to time, the holders of common stock of Raptor Pharmaceuticals Corp. will be entitled to such dividends as may be declared from time to time by our Board of Directors from funds available therefor, and upon liquidation will be entitled to receive pro rata all assets of Raptor Pharmaceuticals Corp. available for distribution to such holders.

“Blank Check” Preferred Stock

The Certificate of Incorporation of Raptor Pharmaceuticals Corp. upon effectiveness of the merger authorizes the issuance of 10,000,000 shares of preferred stock, par value $0.001 per share. Such preferred stock is commonly referred to as “blank check” preferred stock because the Board of Directors of Raptor Pharmaceuticals Corp. has the authority, without further action by the stockholders, to establish one or more series of preferred stock and determine, with respect to any series of preferred stock, the terms and rights of that series, including: (i) the designation of the series; (ii) the number of shares of the series, which the board may, except where otherwise provided in the preferred stock designation, increase or decrease, but not below the number of shares then outstanding; (iii) the voting powers, if any, of the shares of the series; and (iv) the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of the series.

The authorization of preferred stock alone will not have an immediate effect on the rights of existing common stockholders. However, the issuance of preferred stock over time may have an effect on common stockholders. Shares of preferred stock, if and when issued, may have rights, powers and preferences superior to those of the common stock. As a result, the ownership interest of common stockholders could be significantly diluted by the issuance of preferred stock. While there are no current plans, commitments or understandings to issue any preferred stock, in the event of any issuances, common stockholders will not have any preemptive or similar rights to acquire any preferred stock, and their ownership interest could therefore be significantly reduced.

The authorization of “blank check” preferred stock could have anti-takeover ramifications. It could discourage, or be used to impede, mergers or business combinations and possible tender offers for shares of our common stock. Any issuance of preferred stock with voting rights, or the adoption of a rights plan or “poison pill” granting other stockholders additional rights or shares of stock in the event that a particular group of stockholders obtains a designated percentage of ownership of our voting stock, could have the effect of delaying or preventing a change in control by increasing the number of outstanding shares entitled to vote or by increasing the number of votes required to approve a change in control. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control by means of a tender offer, proxy contest, merger or other transaction. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such shares to persons friendly to the Board of Directors could make it more difficult to remove incumbent officers and directors from office even if such change were to be favorable to stockholders generally. We do not presently intend to implement or adopt any such rights plans or other anti-takeover measures.

Authorized but unissued and unreserved shares of capital stock may be used for a variety of corporate purposes, including future public offerings, to raise additional capital or to facilitate acquisitions. The DGCL does not require stockholder approval for the issuance of authorized shares. One of the effects of the existence of unissued and unreserved capital stock may be to enable our Board of Directors to issue shares to persons friendly to current management, which could render more difficult or discourage an attempt to obtain control.

Summary of Material Changes in Charter and Bylaws to be Effected by the Reincorporation and Differences Between Nevada and Delaware Corporate Laws

General

The rights of the holders of our common stock are presently governed by our Articles of Incorporation and Bylaws and the Nevada General Corporation Law. When the merger is accomplished, holders of our common stock will become stockholders of Raptor Pharmaceuticals Corp. and their rights will thereafter be governed by Delaware law, the Certificate of Incorporation and Bylaws of Raptor Pharmaceuticals Corp. as contained in the Articles of Merger and the DGCL.

The following discussion briefly summarizes the significant differences between the corporate laws of Delaware and the corporate laws of Nevada and does not purport to be a complete statement of such laws.

Fiduciary Duties of Directors

Both Delaware and Nevada law provide that the Board of Directors has the ultimate responsibility for managing the business and affairs of a corporation. In discharging this function, directors of Nevada and Delaware corporations owe fiduciary duties of care and loyalty to the corporations they serve.

With respect to fiduciary duties, Nevada law may provide directors broader discretion and increased protection from liability in exercising their fiduciary duties, particularly in the context of a change in control. Delaware courts have held that the directors of a Delaware corporation are required to exercise an informed business judgment in performing their duties. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Delaware courts have also imposed a heightened standard of conduct on directors in matters involving a contest for control of the corporation. A director of a Nevada business corporation must perform his or her duties as a director in good faith and with a view to the interests of the corporation.

A director of a Delaware corporation, in performing his or her duties, is protected in relying, in good faith, upon the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation’s officers or employees, by a committee of the Board of Directors or by any other person as to matters the director reasonably believes are within such other person’s professional or expert competence. Such other person must also have been selected with reasonable care by or on behalf of the corporation. In performing his or her duties, a director of a Nevada business corporation is entitled to rely, in good faith, on information, opinions, reports, books of account or statements (including financial statements and other financial data) prepared or presented by any of the corporation’s directors, officers or employees so long as the director reasonably believes such persons to be reliable and competent in such matters; counsel, public accountants, financial advisers, valuation advisers, investment bankers or other persons as to matters which the director reasonably believes to be within the professional or expert competence of such persons; and a duly designated committee of the board which the director reasonably believes merits confidence and upon which the director does not serve, but only as to matters within the committee’s designated authority. A director of a Nevada corporation is not considered to be acting in good faith if the director has knowledge concerning the matter in question which would cause such reliance to be unwarranted.

Delaware law does not contain any statutory provision permitting the Board of Directors, committees of the board and individual directors, when discharging their duties, to consider the interests of any constituencies other than the corporation or its stockholders, or in the context of insolvency, the creditors of the corporation. Nevada law, on the other hand, provides that in discharging their duties, the Board of Directors, committees of the board and individual directors may, in exercising their respective powers with a view to the interests of the corporation, choose, to the extent they deem appropriate, to subordinate the interests of stockholders to the interests of employees, suppliers, customers or creditors of the corporation or to the interests of the communities served by the corporation. Furthermore, the officers and directors may consider the long-term and short-term interests of the corporation and its stockholders.

Under Delaware law, directors of a Delaware corporation are presumed to have acted on an informed basis, in good faith and in the honest belief that their actions were in the best interest of the corporation. This presumption may be overcome if a preponderance of the evidence shows that the directors’ decision involved a breach of fiduciary duty such as fraud, overreaching, lack of good faith, failure of the board to inform itself properly or actions by the board to entrench itself in office. Delaware courts have imposed a heightened standard of conduct upon directors of a Delaware corporation who take any action designed to defeat a threatened change in control of the corporation. The heightened standard has two elements: (i) the board must demonstrate some basis for concluding that a proper corporate purpose is served by implementation of any defensive measure, and (ii) that the measure must be reasonable in relation to the perceived threat posed by the change in control. Under Nevada law, unless there is a breach of fiduciary duty or a lack of good faith, any act of the Board of Directors, any committee of the board or any individual director is presumed to be in the corporation’s best interest. No higher burden of proof or greater obligation to justify applies to any act relating to or affecting an acquisition or a potential or proposed acquisition of control of the corporation than to any other action. Nevada law imposes a heightened standard of conduct upon directors who take action to resist a change or potential change in control of a corporation, if such action impedes the exercise of the stockholders’ right to vote for or remove directors.

Anti-Takeover Laws

Section 203 of the DGCL contains certain “anti-takeover” provisions that apply to a Delaware corporation unless the corporation elects not to be governed by such provisions in its certificate of incorporation or bylaws. Section 203 prohibits a corporation from engaging in any “business combination” with any person that owns 15% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 15% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation or sale of substantially all of a corporation’s assets. The three-year waiting period does not apply, however, if any of the following conditions are met:

  the Board of Directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 15% of such stock before the stockholder obtained such ownership;
  after the transaction which resulted in the stockholder owning more than 15% of the outstanding voting stock of the corporation is completed, such stockholder owns at least 85% of the voting stock of the corporation outstanding at the time that the transaction commenced; or
  at or after the time the stockholder obtains more than 15% of the outstanding voting stock of the corporation, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders (and not by written consent) by the affirmative vote of at least 66 2 /3% of the outstanding voting stock that is not owned by the acquiring stockholder.

In addition, Section 203 does not apply to any person who became the owner of more than 15% of a corporation’s stock if it was as a result of action taken solely by the corporation.

Nevada law contains certain “anti-takeover” provisions that apply to a Nevada corporation unless the corporation elects not to be governed by such provisions in its articles of incorporation or bylaws. Highland Clan Creations Corp. did not elect to opt out of these provisions. Nevada law prohibits a corporation from engaging in any “business combination” with any person that owns, directly or indirectly, 10% or more of its outstanding voting stock for a period of three years following the time that such stockholder obtained ownership of more than 10% of the outstanding voting stock of the corporation. A business combination includes any merger, consolidation, or sale of substantially all of a corporation’s assets. The three-year waiting period does not apply, however, if the Board of Directors of the corporation approved either the business combination or the transaction which resulted in such stockholder owning more than 10% of such stock before the stockholder obtained such ownership.

Furthermore, a corporation may not engage in any business combination with an interested stockholder after the expiration of three years from the date that such stockholder obtained such ownership unless the combination meets all of the requirements of the corporation’s articles of incorporation, and:

  is approved by the affirmative vote of the holders of stock representing a majority of the outstanding voting power not beneficially owned by the interested stockholder proposing the combination at a meeting called for that purpose no earlier than three years after the interested stockholder’s date of acquiring shares; or
  the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfy certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated.

In addition, Nevada law suspends the voting rights of the “control shares” of a stockholder that acquires 20% or more of a corporation’s shares that are entitled to be voted in an election of directors. The voting rights of these control shares generally remain suspended until such time as the “disinterested” stockholders of the Company vote to restore the voting power of the acquiring stockholder.

If full voting rights are accorded to the shares held by the acquiring person and the acquiring person has acquired shares amounting to or greater than a majority of all voting power, any stockholder of record, other than the acquiring person, who did not vote in favor of granting voting power to the shares held by the acquiring person may demand payment for the fair value of such stockholder’s shares. Within 10 days of the vote according the shares of the acquiring person voting rights, the corporation is required to send notice to any stockholders who did not vote in favor of such action notifying them of their right to demand payment for their shares. Within a set period of time between 30 and 60 days from receipt of such notice, a stockholder seeking payment must demand payment for such stockholder’s shares. The corporation must then comply within 30 days.

Dividend Rights and Repurchase of Shares

Under Delaware law, a corporation may declare and pay dividends out of surplus or, if no surplus exists, out of net profits, for the fiscal year in which the dividends are declared and/or for its preceding fiscal year. Dividends may not be paid out of net profits if the capital of the corporation is less than the aggregate amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. Surplus is defined as net assets minus stated capital. Delaware law applies different tests to the payment of dividends and the repurchase of shares. Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

Under Nevada law, a corporation is prohibited from making a distribution (including dividends on, or redemption or repurchase of, shares of capital stock) to its stockholders if, after giving effect to the distribution:

  the corporation would be unable to pay its debts as they become due in the usual course of business; or
  the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if that corporation were then dissolved, to satisfy the rights of stockholders having superior preferential rights upon dissolution to the stockholders receiving the distribution.

The Board of Directors of a Nevada corporation may base the above determination on financial statements prepared on the basis of accounting principals, fair valuation, including without limitation unrealized appreciation or depreciation, or any other method that is reasonable under the circumstances.

Size of the Board of Directors

Delaware law and Nevada law permit the Board of Directors alone to change the authorized number or the range of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation or articles of incorporation, as the case may be, (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation, or articles of incorporation, as the case may be, following approval of such change by the stockholders). Upon the effectiveness of the merger, the two current directors of Highland Clan Creations Corp. will continue as directors of Raptor Pharmaceuticals Corp.

Cumulative Voting

Under Delaware law and Nevada law, cumulative voting is not mandatory, and cumulative voting rights must be provided in a corporation’s certificate of incorporation or articles of incorporation, as the case may be, if stockholders are to be entitled to cumulative voting rights. Cumulative voting entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the total number of directors to be elected, and to cast all such votes for one nominee or distribute the votes among up to as many candidates as there are positions to be filled. Without cumulative voting, a stockholder or group of stockholders must hold a majority of the voting shares to cause the election of one or more nominees. Cumulative voting enables a minority stockholder or group of stockholders holding a relatively small number of shares to elect a representative or representatives to the board. Neither of Highland Clan Creations Corp. nor Raptor Pharmaceuticals Corp. permits cumulative voting.

Classified Board of Directors

A classified board is one in which a certain number, but not all, of the directors are elected on a rotating basis each year. Delaware law and Nevada law permit, but do not require, a classified Board of Directors, with staggered terms. Pursuant to the DGCL, either one-half or one-third of the directors are elected for terms of two or three years, respectively. Pursuant to the Nevada General Corporation Law, at least one-fourth of the directors must be elected annually. Such method of electing directors makes changes in the composition of the Board of Directors, and thus a potential change in control of a corporation, a lengthier and more difficult process. Classification of directors is also likely to provide the Board of Directors with greater continuity and experience. Highland Clan Creations Corp. does not have a classified board and, as of immediately following the reincorporation, Raptor Pharmaceuticals Corp. will not have a classified Board.

Power to Call Special Stockholder Meetings

The Bylaws of Highland Clan Creations Corp. provide that only holders of ten percent (10%) or more of the voting shares of our Company, the President, Secretary, the Board of Directors or a majority thereof may call a special meeting. Under Delaware law, a special meeting may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The bylaws of Raptor Pharmaceuticals Corp. do not permit any holder of our voting securities entitled to vote at a special meeting of stockholders to initiate such a special meeting.

Elimination of Actions by Written Consent of Stockholders

Under Nevada and Delaware law, stockholders may execute an action by written consent in lieu of a stockholder meeting. Delaware law and Nevada law permit a corporation to eliminate such actions by written consent in its charter. Elimination of written consents of stockholders could lengthen the amount of time and increase the expenditures required to take stockholder actions since actions by written consent are not subject to the minimum notice requirement of a stockholders’ meeting nor is there any requirement that such a meeting be held. The elimination of stockholders’ written consents, however, could deter hostile takeover attempts. Without the stockholder’s written consent, a holder or group of holders controlling a majority in interest of our capital stock would not be able to amend our bylaws or remove directors pursuant to a stockholder’s written consent. Any such holder or group of holders would have to call a stockholders’ meeting and wait the notice periods determined by the board pursuant to our bylaws prior to taking any such action. Both the Articles of Incorporation of Highland Clan Creations Corp. and the Certificate of Incorporation of Raptor Pharmaceuticals Corp. upon effectiveness of the merger permit the use of stockholders’ written consents.

Removal of Directors

Under Nevada law, any director or the entire Board of Directors may be removed with or without cause, by the affirmative vote of at least two-thirds of the voting power of the issued and outstanding stock entitled to vote. However, if a corporation has cumulative voting no director may be removed unless such removal is approved by stockholders owning a sufficient number of shares to prevent the director’s election under cumulative voting.

Under Delaware law, a director of a corporation that does not have a classified Board of Directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote. In the case of a Delaware corporation having cumulative voting, if less than the entire Board of Directors is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director if then cumulatively voted at an election of the entire Board of Directors. A director of a corporation with a classified Board of Directors may be removed only for cause, unless the certificate of incorporation otherwise provides.

Filling Vacancies on the Board of Directors

Nevada law provides that all vacancies, including those resulting from the removal of a director, may be filled by a majority of the remaining directors unless the corporation’s articles of incorporation provide otherwise.

Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) unless otherwise provided in the certificate of incorporation or bylaws (and unless the certificate of incorporation directs that a particular class is to elect such director, in which case any other directors elected by such class, or a sole remaining director, shall fill such vacancy).

Loans to Officers and Employees

Under Delaware law and Nevada law, a corporation may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

Inspection of Stockholder Lists

Nevada law provides an absolute right to stockholders to inspect and copy a corporation’s stockholder list, provided the stockholder has held stock in the corporation for at least six months or holds an aggregate of 5% or more of a corporation’s voting shares. Under Delaware law, stockholders have a general right to inspect and copy the stockholder list, provided the stockholder has a proper purpose in seeking such access.

Mergers and Major Transactions

Under Delaware law, whenever the approval of the stockholders of a corporation is required for an agreement of merger or consolidation, or for a sale, lease or exchange of all or substantially all of its assets, such agreement, sale, lease or exchange requires the affirmative vote of the owners of a majority of the outstanding shares entitled to vote thereon. Notwithstanding the foregoing, under Delaware law, unless required by its certificate of incorporation, no vote of the stockholders of a constituent corporation surviving a merger is necessary to authorize a merger if:

  the agreement of merger does not amend in any respect the certificate of incorporation of such constituent corporation; and
  each share of stock of the constituent corporation outstanding immediately prior to the merger is to be an identical outstanding or treasury share of the surviving corporation after the merger; and
  either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into the common stock are to be issued under such agreement of merger, or the number of shares of common stock issued or so issuable does not exceed 20% of the number thereof outstanding immediately prior to the merger.

In addition, Delaware law provides that a parent corporation that is the record holder of at least 90% of the outstanding shares of each class of stock of a subsidiary may merge the subsidiary into the parent corporation without the approval of the subsidiary’s stockholders or Board of Directors and without the approval of the parent’s stockholders.

Under Nevada law, the sale, lease, exchange or disposal of all of the assets of a corporation as well as any merger, consolidation or share exchange generally must be recommended by the Board of Directors and requires the approval of a majority of the shares of each class of the stock of the corporation entitled to vote on such matters. Under Nevada law, the vote of the stockholders of a Nevada corporation surviving a merger is not required if:

  the articles of incorporation of the surviving corporation will not substantially differ from its articles of incorporation before the merger; and

  each stockholder of the surviving corporation before the effective date will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; and the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, will not exceed by more than 20% the total number of voting shares of the surviving entity outstanding immediately before the merger; and
  the number of participating shares outstanding immediately before the merger, plus the number of participating shares issuable as a result of the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.

In addition, Nevada law provides that no stockholder approval is required if, prior to the adoption of the plan, another corporation that is a party to such merger owns 90% or more of the outstanding shares of each class of such constituent corporation.

Stockholder Derivative Suits

Under Delaware law and Nevada law, a stockholder may only bring a derivative action on behalf of the corporation if he or she was a stockholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law.

Dissenters’ Rights of Appraisal

Under both Delaware and Nevada law, a dissenting stockholder of a corporation engaged in certain major corporate transactions may, under certain limited circumstances, be entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash in the amount of the fair market value of his or her shares (as determined by agreement of the parties or a court), in lieu of the consideration that he or she would otherwise receive in any such transaction.

Under Delaware law, unless the certificate of incorporation of a corporation provides otherwise, appraisal rights are only available with respect to a merger or consolidation of a corporation under certain limited circumstances. No appraisal rights are provided in the case of a sale or transfer of all or substantially all of the corporation’s assets or an amendment to the corporation’s certificate of incorporation. Moreover, Delaware law does not provide appraisal rights in connection with a merger or consolidation, unless the certificate of incorporation provides otherwise, to the owners of shares of a corporation that, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the merger or consolidation, is either:

  listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers, Inc.; or
  held of record by more than 2,000 stockholders;

unless the applicable agreement of merger or consolidation requires the owners of these shares to receive, in exchange for these shares, anything other than shares of stock of the resulting or surviving corporation or shares of stock of any other corporation listed on a national securities exchange, designated as described above, or held of record by more than 2,000 holders.

In addition, Delaware law denies appraisal rights to the stockholders of the surviving corporation in a merger if that merger did not require for its approval the vote of the stockholders of the surviving corporation. Under Delaware law, no vote of the stockholders of a surviving corporation is required if the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and certain other conditions are met.

Nevada law provides that stockholders of a corporation are entitled to dissent from and obtain payment of the fair market value of his or her shares in the event of the following corporate actions, including:

  consummation of a plan of merger to which the Nevada corporation is a party (i) if approval by the stockholder is required for the merger and he or she is entitled to vote on the merger, or (ii) in certain circumstances, if the domestic corporation is a subsidiary and is merged with its parent;
  consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner’s interest will be acquired, if he or she is entitled to vote on the plan; or
  any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the Board of Directors provide that voting or nonvoting stockholders are entitled to dissent and obtain payment for such stockholder’s shares.

Under Nevada law, appraisal rights are not provided, however, to the holders of shares of any class that is either listed on a national securities exchange or held of record by more than 2,000 stockholders; unless the articles of incorporation of the corporation provide otherwise or if the stockholder will receive for the stockholder’s shares, anything except:

  shares of stock of the corporation surviving or resulting from such merger;
  shares of stock of any other corporation listed on a national securities exchange or on the national market system of the National Association of Securities Dealers automated quotation system, or which will, upon completion of the merger, be held by record by more than 2,000 holders;
  cash in lieu of fractional shares; or
  any combination of shares or cash in lieu of fractional shares.

Dissolution

Under Delaware law, unless the Board of Directors approves the proposal to dissolve, the dissolution must be approved by all of the stockholders entitled to vote. If the Board of Directors of the corporation deems it advisable that the corporation should be dissolved and the holders of a majority of the outstanding shares of stock of the corporation entitled to vote votes in favor of the proposed dissolution, the corporation shall be dissolved upon the filing of a certificate of dissolution with the Secretary of State of the State of Delaware.

The corporation shall continue after dissolution for the purposes of defending suits and settling its affairs for a three-year period. Delaware law sets forth payment and distribution procedures a dissolving corporation must follow in connection with winding up its affairs. Such procedures include notification requirements and, under specified circumstances, obtaining the approval of the Delaware Court of Chancery. Under Delaware law, directors of a dissolved corporation that comply with the payment and distribution procedures provided therein shall not be personally liable to the claimants of the dissolved corporation.

Under Nevada law, if the Board of Directors decides after the issuance of stock or the beginning of business that the corporation should be dissolved, it must adopt a resolution to that effect and such dissolution must also be approved by the affirmative vote of a majority of the votes cast by all stockholders entitled to vote, unless a higher vote is required by the articles of incorporation or by the bylaws. Highland Clan Creations Corp. does not require a higher vote for dissolution.

Liability of Directors and Officers

Delaware law permits a corporation to include in its certificate of incorporation a provision limiting or eliminating the personal liability of its directors to the corporation or its stockholders for monetary damages arising from a breach of fiduciary duty, except for:

  a breach of the duty of loyalty to the corporation or its stockholders;
  acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
  a declaration of a dividend or the authorization of the repurchase or redemption of stock in violation of Delaware law; or
  any transaction from which the director derived an improper personal benefit.

The certificate of incorporation and bylaws of Raptor Pharmaceuticals Corp. upon effectiveness of the merger will each include provisions that limit the liability of directors of Raptor Pharmaceuticals Corp. to the maximum extent permitted by law.

Nevada law permits a corporation to adopt any provision in its articles of incorporation that are not contrary to the laws of Nevada. Under Nevada law, a director or officer is not individually liable to a corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proved that:

  his act or failure to act constituted a breach of his fiduciary duties; and
  his breach of those duties involved intentional misconduct, fraud or a knowing violation of the law.

The Articles of Incorporation of Highland Clan Creations Corp. provide that our directors and officers will not be personally liable for damages for any breach of fiduciary duty except for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of unlawful dividends.

While these provisions of Delaware and Nevada law provide officers and directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, these provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on an officer’s or director’s breach of such duties.

Indemnification of Directors and Officers

Both Delaware and Nevada permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe that their conduct was unlawful.

Under Delaware law, a corporation may indemnify any person involved in a third-party action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of being a director, officer, employee or agent of the corporation, against expenses (including attorneys’ fees), judgments, fines and settlement amounts actually and reasonably incurred in connection with such action, suit or proceeding or incurred by reason of such persons being or having been a representative of the corporation, if he or she acted in good faith and reasonably believed that his or her actions were in or not opposed to the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. Under Delaware law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust of other enterprise against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation. Delaware law requires, unless ordered by a court, that the provision of any discretionary indemnification be predicated by a finding that the officer, director, employee or agent has met the above-described standard of conduct (a) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (b) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, (c) if there are no such directors, or if such directors do direct, by independent legal counsel in a written opinion, or (d) by the stockholders. However, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Delaware law also provides that a corporation may advance to a director or officer expenses incurred by him in defending any action, upon receipt of an undertaking by the present or former director or officer to repay the amount advanced if it is ultimately determined that he is not entitled to indemnification. Delaware law provides further that the provisions for indemnification contained therein are nonexclusive of any other rights to which the party may be entitled under any bylaw, agreement, vote of stockholders, disinterested directors or otherwise.

The provisions of Nevada law regarding indemnification are substantially similar to those of Delaware law. Nevada law provides that a corporation may indemnify any director, officer, employee or agent for any expenses incurred in connection with such person’s position with the corporation, provided such person acted in good faith and in a manner which they reasonably believed to be in or not opposed to the best interests of the corporation. Nevada law requires, unless ordered by a court, the provision of any discretionary indemnification must be predicated by a finding that the officer, director, employee or agent has met the above-described standard of conduct, by (a) a majority vote of the Board of Directors for which the quorum does not include parties to the proceeding; (b) independent legal counsel in a written opinion, or (c) stockholder approval. Nevada law also provides that a corporation must advance to a director or officer expenses incurred by him in defending any action, upon receipt of an undertaking by the present or former director or officer to repay the amount advanced if it is ultimately determined that he is not entitled to indemnification.

Both states require indemnification for any director, officer, employee or agent to the extent that such person has been successful on the merits or otherwise in defense of any action, suit or proceeding. Both states permit a corporation to purchase and maintain liability insurance for its officers and directors.

Annual Meetings

Under Delaware law, if the annual meeting for the election of directors is not held on the designated date, or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors are required to cause that meeting to be held as soon as is convenient. If there is a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the designated date for the annual meeting, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.

Under Nevada law, if the annual meeting is not held within 18 months after the last election of directors, the district court has jurisdiction to order the election of directors, upon application of any one or more stockholders holding at least 15% of the voting power.

Notice of Stockholder Meetings

Under Delaware law, written notice of any meeting of the stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. The bylaws of Raptor Pharmaceuticals Corp. provide that written notice of a stockholder meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at the meeting.

Under Nevada law, written notice of any meeting of the stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. The Bylaws of Highland Clan Creations Corp. provide that written notice of a stockholder meeting shall be given not less than 10 nor more than 50 days before the date of the meeting to each stockholder entitled to vote at such meeting. Nevada law also provides that the articles of incorporation or bylaws may require that the notice be also published in one or more newspapers. Neither the Bylaws nor the Articles of Incorporation of Highland Clan Creations Corp. contain such a requirement.

Advance Notice of Director Nominations and Stockholder Proposals

Delaware law does not specify the manner in which nominations for directors may be made by stockholders or the manner in which business may be brought before a meeting. The Bylaws of Raptor Pharmaceuticals Corp. provide that notice of director nominations or other stockholder proposals must be received not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, the proposing stockholder must deliver such notice not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Nevada law, like Delaware law, does not specify the manner in which nominations for directors may be made by stockholders or the manner in which business may be brought before a meeting. With respect to director nominations and stockholder proposals, the Bylaws of Highland Clan Creations Corp. do not contain any provisions regarding any such matters.

Notice of Adjournment of Stockholder Meetings and Business Transacted at Adjourned Meeting

Under Delaware law, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. In addition, at the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting regardless of whether or not there exists a quorum.

Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting, which is required if the adjournment is for more than 60 days.

Fixing Date for Determination of Stockholders of Record

There are no material differences in fixing a date for determination of stockholders of record between Delaware and Nevada law.

Amendments to Charter

Under Delaware law, an amendment or change to the certificate of incorporation generally requires the approval of the Board of Directors, followed by the approval of such amendment by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon. When an amendment of the certificate would adversely affect the rights of a class of stock or the rights of a series of a class, Delaware law provides that the enactment of the amendment also requires the affirmative vote of the holders of a majority of the outstanding shares of such class or series.

Under Nevada law, an amendment to the articles generally requires the approval of the Board of Directors followed by the affirmative vote of a majority of the votes cast by all stockholders entitled to vote thereon and, if any class or series of shares is entitled to vote thereon as a class, the affirmative vote of a majority of the votes cast in each such class vote.

Amendments to Bylaws

Under Delaware law, bylaws may be adopted, amended or repealed by the stockholders entitled to vote thereon. A corporation may, in its certificate of incorporation, confer this power upon the directors, although the power vested in the stockholders is not divested or limited where the Board of Directors also has such power. The Certificate of Incorporation of Raptor Pharmaceuticals Corp. provides that the directors have the power to adopt, amend or repeal the Bylaws of Raptor Pharmaceuticals Corp.

There is no provision in Nevada law that expressly requires a grant of power to the Board of Directors in the articles of incorporation in order to adopt bylaws for a corporation. Rather, Nevada law provides that the Board of Directors of a corporation may make the bylaws, but that such bylaws are subject to those adopted by the stockholders, if any. Further, although not part of Nevada law, an opinion of the Nevada Attorney General also provides that directors may adopt bylaws for a corporation in the event that the stockholders do not. Stockholders nevertheless retain the right to adopt bylaws superseding those adopted by the Board of Directors. The Bylaws of Highland Clan Creations Corp. provide that the Board may adopt, amend or repeal bylaws.

Interested Director Transactions

Under Delaware law, contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest, if certain conditions are met. To meet these conditions, either (i) the stockholders or the disinterested directors must approve any such contract or transaction after the full disclosure of material facts, or (ii) the contract or transaction must have been fair as to the corporation at the time it was approved. Under Delaware law, if board approval is sought, the contract or transactions must be approved by a majority of the disinterested directors (even though less than a quorum).

Nevada law does not automatically void contracts or transactions between a corporation and one of the corporation’s directors. Under Nevada law, a contract or transaction may not be voided solely because:

  the contract is between the corporation and a director of the corporation or an entity in which a director of the corporation has a financial interest;
  an interested director is present at the meeting of the Board of Directors that authorizes or approves the contract or transaction; or
  the vote or votes of the interested director are counted for purposes of authorizing or approving the contract or transaction involving the interested transaction.

Contracts or transactions such as those described above are permissible if:

  the facts surrounding the contract or transaction are known to the Board of Directors and the Board of Directors authorize, approve or ratify the contract or transaction in good faith by a vote without counting the vote of the interested director; or
  the facts or circumstances surrounding the contract or transaction are made known to the stockholders and they authorize, approve or ratify the contract or transaction in good faith by a majority vote of the shares entitled to vote, including the votes, if any, of the interested director; or
  the fact that the contract or transaction will prove to be in the interested director’s financial interest is unknown to the interested director at the time it is brought before the Board of Directors; or
  the contract or transaction is fair as to the corporation at the time it is authorized or approved.

Stockholders’ Rights to Examine Books and Records

Delaware law provides that any stockholder of record may, in a written demand made under oath, demand to examine a corporation’s books and records for a proper purpose reasonably related to such person’s interest as a stockholder. If management of the corporation refuses, the stockholder can compel an examination by court order.

Nevada law permits any person who has been a stockholder of record for at least six months, or any person holding at least 5% of all outstanding shares, to inspect and copy the stockholders’ list, articles or bylaws, if the stockholder gives at least five business days’ prior written notice. The corporation may deny inspection if the stockholder refuses to furnish an affidavit that the inspection is not desired for a purpose or object other than the business of the corporation and that he or she has not at any time offered for sale or sold any stockholders’ lists of any corporation or aided and abetted any person in procuring a list for that purpose. In addition, a Nevada corporation must allow stockholders who own or represent at least 15% of the corporation’s outstanding shares the right, upon at least five days’ written demand, to inspect the books of account and financial records of the corporation, to make copies from them and to conduct an audit of those records, except that any corporation listed and traded on any recognized stock exchange or any corporation that furnishes to its stockholders a detailed, annual financial statement is exempt from this requirement.

Committees of the Board of Directors

Nevada and Delaware law both allow the Board of Directors to delegate certain of their duties to one or more committees elected by a majority of the board of directors. A Delaware corporation can delegate to a committee of the Board of Directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the Board of Directors, and to authorize the acquisition of the corporation’s own stock.

Duration of Proxies

Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three years unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years.

Differences in Franchise Taxes

Nevada does not have a corporate franchise tax, and we will not pay annual franchise taxes to Nevada for the calendar year ended December 31, 2005. After the merger contemplated by the Reincorporation Proposal is accomplished, we will pay annual franchise taxes to Delaware. The Delaware franchise tax is based on a formula involving the number of authorized shares or the asset value of the corporation, whichever would impose a lesser tax.

Consideration for Stock

Under Delaware law, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the par value of the issued stock, as determined by the Board of Directors.

Under Nevada law, a corporation may issue its capital stock for less than par value and only in return for certain tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, promises to perform services evidenced by a written contract, and other securities of the corporation. Shares may be issued for less than par value.

Certain Federal Income Tax Considerations

The following description of federal income tax considerations is based on the Internal Revenue Code, and applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this definitive Information Statement. This discussion should not be considered tax or investment advice. In particular, this discussion does not address the tax treatment of special classes of stockholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Stockholders desiring to know their individual federal, state, local and foreign tax considerations should consult their own tax advisers.

The reincorporation is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Internal Revenue Code. Assuming such tax treatment, no taxable income, gain or loss will be recognized by us or the stockholders as a result of the exchange of shares of common stock for shares of common stock of Highland Clan Creations Corp. upon consummation of the transaction. The conversion of each share of common stock of Highland Clan Creations Corp. into one share of common stock of Raptor Pharmaceuticals Corp. will be a tax-free transaction, and the holding period and tax basis of common stock of Highland Clan Creations Corp. will be carried over to the common stock of Raptor Pharmaceuticals Corp. received in exchange therefor.

Securities Act Considerations

After the merger is accomplished, Raptor Pharmaceuticals Corp. will be a publicly held Company, common stock of Raptor Pharmaceuticals Corp. will be listed for trading on the OTC Bulletin Board, and Raptor Pharmaceuticals Corp. will file periodic reports and other documents with the SEC and provide to stockholders the same types of information that we have previously filed and provided. Stockholders whose shares of common stock of Highland Clan Creations Corp. are freely tradable before the reincorporation will have freely tradable shares of common stock of Raptor Pharmaceuticals Corp. Stockholders holding restricted shares of common stock of Highland Clan Creations Corp. will have shares of common stock of Raptor Pharmaceuticals Corp. that are subject to the same restrictions on transfer as those to which there present shares of common stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of common stock of Raptor Pharmaceuticals Corp., will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, stockholders will be deemed to have acquired their shares of common stock of Raptor Pharmaceuticals Corp. on the date they acquired their shares of common stock of Highland Clan Creations Corp. In summary, Raptor Pharmaceuticals Corp. and its stockholders will be in the same respective positions under the federal securities laws after the reincorporation as they were before the reincorporation.

ADOPTION OF 2006 EQUITY INCENTIVE PLAN

On May 15, 2006, our Board of Directors approved to adopt our 2006 Equity Incentive Plan to provide incentives to attract, retain and motivate eligible persons through awards of options and restrictive stock. For the purpose of complying with Section 260.150.45 of Title 10 of California Code of Regulations, we subsequently received the consent of stockholders holding 27,300,000 shares of our common stock, which represented 69% on the record date, May 15, 2006, of our 2006 Equity Incentive Plan.

A summary of the signification provisions of the 2006 Equity Incentive Plan is set forth below. A complete copy of the 2006 Equity Incentive Plan is attached as Schedule D to this definitive Information Statement, and the following summary is qualified in its entirely by reference to the complete plan.

Purpose. The purpose of the 2006 Equity Incentive Plan is to advance the interests of our Company and its stockholders by providing an incentive to attract, retain and reward persons performing services for our Company and by motivating such persons to contribute to the growth and profitability of our Company.

Term of Plan. The 2006 Equity Incentive Plan will continue in effect until the earlier of its termination by the Board or ten (10) years from the effective date of the plan.

Administration by the Board. The 2006 Equity Incentive Plan shall be administered by a committee of the Board (the “Plan Committee”), or the Board itself if no Plan Committee is created by the Board. The Plan Committee shall have the power to determine the persons to whom, and the time or times at which, awards shall be granted and the number of shares or other consideration subject to the awards; to designate Options as Incentive Stock Options or Nonqualified Stock Options; to determine the Fair Market Value of shares of our common stock or other property; to determine the terms, conditions and restrictions applicable to each award (which need not be identical) and any shares acquired upon the exercise thereof; to approve one or more forms of Award Agreement, Exercise Agreement, or any Restricted Stock Purchase Agreement; to prescribe, amend or rescind rules, guidelines and policies relating to the 2006 Equity Incentive Plan and to make all other determinations and take such other actions with respect to the 2006 Equity Incentive Plan or any award as the Plan Committee may deem advisable to the extent not inconsistent with the provisions of the 2006 Equity Incentive Plan or applicable law.

Maximum Number of Shares Issuable. The maximum aggregate number of shares of our common stock that may be issued under the 2006 Equity Incentive Plan shall be six million (6,000,000) or such less number of shares as permitted by applicable law.

Persons Eligible for Options. Incentive Stock Options may be granted only to employees of our Company or of a parent or subsidiary of our Company. Nonqualified Stock Options and Restricted Stock Awards may be granted to employees, directors and consultants of our Company or any parent or subsidiary of our Company; provided such consultants render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options become exercisable by an optionee for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonqualified Stock Options.

Terms and Conditions of Options. Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, (b) the exercise price per share for a Nonqualified Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (c) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option.

Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) with the exception of an Option granted to an Officer or a Director, no Option shall become exercisable at a rate less than twenty percent (20%) per year over a period of five (5) years from the effective date of grant of such Option.

Transferability of Options. During the lifetime of the optionee, an Option shall be exercisable only by the optionee or the optionee's guardian or legal representative. No Option shall be assignable or transferable by the optionee, except by will or by the laws of descent and distribution.

Termination or Amendment of Plan. The Board may terminate or amend the 2006 Equity Incentive Plan at any time, provided that the Board will not, without the approval of stockholders of our Company, amend the 2006 Equity Incentive Plan in any manner that requires such stockholder approval pursuant to Section 25102(o) of the California Corporations Code or the Internal Revenue Code or the applicable regulations.

Stockholder Approval. The 2006 Equity Incentive Plan must be approved by the stockholders of the Company within twelve (12) months of the date of adoption thereof by the Board. Stockholders’ approval has been obtain by written consent resolutions signed by stockholders holding a majority of our Company’s shares on May 15, 2006.

DISSENTERS’ RIGHTS OF APPRAISAL

Nevada law generally provides that stockholders may have dissenters’ rights in connection with a merger where the approval of the corporation’s stockholders is required. However, Nevada law provides that there is no right of dissent with respect to a merger in favor of holders of any class or series which, at the record date for the stockholders’ meeting to approve the plan, were either: (i) listed on a national securities exchange or designated as a national market system security by the National Association of Securities Dealers (NASD), or (ii) held by at least 2,000 stockholders of record, as that term is defined in Section 92A.330 of the Nevada Revised Statutes. Our common stock is listed for trading on the OTC Bulletin Board, which is not designated as a national market system by the NASD, and as of the record date we had approximately 55 stockholders of record.

Dissenters’ rights will be available to stockholders with respect to the merger and will be governed by Chapter 92A of the Nevada Revised Statutes. If a stockholder does not approve the merger, they will be entitled to dissent. The merged Company will, no later than 10 days after consummation of the merger, send a dissenter’s notice to any stockholders who did not vote in favour of the merger. The dissenter’s notice will: (i) state where demand for payment must be sent and when and where the share certificates for shares of our common stock must be deposited, (ii) inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received, (iii) supply a form for demanding payment, (iv) set a date by which the merged Company must receive the demand for payment, and (v) be accompanied by a copy of Chapter 92A.300 to 92A.500 of the Nevada Revised Statutes.

A stockholder to whom a dissenter’s notice is sent must: (i) demand payment, (ii) certify whether he acquired beneficial ownership before the date set out in the dissenter’s notice, and (iii) deposit the share certificates in accordance with the dissenter’s notice.

Within 30 days after receiving any demands for payment, the merged Company shall pay each dissenter who complied with the provisions of Chapter 92A of the Nevada Revised Statues the amount the merged Company estimates to be the fair value of the shares, plus accrued interest. The fair value of the shares is equal to the value of the shares immediately before the consummation of the merger, excluding any appreciation or depreciation in anticipation of the merger unless exclusion would be inequitable. The payment will be accompanied by (i) our financial statements for the year ended August 31, 2005, (ii) a statement of the estimate of the fair value, (iii) an explanation of how interest was calculated, and (iv) those other items required by Chapter 92A of the Nevada Revised Statutes.

A dissenting stockholder receiving such payment may (i) reject the payment and demand payment of the fair value and accrued interest or (ii) accept the payment after providing an estimate of the fair value plus accrued interest and demanding payment of such estimate.

If any demand for payment remains unsettled the merged Company must, within 60 days after receiving such demand, petition the court to determine the fair value of the shares and accrued interest.

The procedure to dissent is described in Sections 92A.300 to 92A.500 of the Nevada Revised Statutes, which are attached as Schedule E to the information statement. Sections 92A.300 to 92A.500 of the Nevada Revised Statues inclusive requires strict adherence to the procedures set forth therein, and failure to do so may result in the loss of all dissenters’ rights. Accordingly, each stockholder who might desire to exercise dissenter’s rights should carefully consider and comply with the provisions of those sections and consult his or her legal advisor.

FINANCIAL AND OTHER INFORMATION

For more detailed information on our corporation, including financial statements, you may refer to our Form 10-KSB and other periodic filings made with the SEC from time to time. Additional copies are available on the SEC's EDGAR database at www.sec.gov or by calling our secretary at (800) 661-7830.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, Highland Clan Creations Corp. has duly caused this report to be signed by the undersigned hereunto authorized.

May 15, 2006

HIGHLAND CLAN CREATIONS CORP.

By: /s/ Brent McMullin

Brent McMullin
President and Director

SCHEDULE “A”

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER is made effective as of the 15th day of May, 2006.

BETWEEN:

                   HIGHLAND CLAN CREATIONS CORP., a Nevada corporation
                   (“Highland Clan”)

AND:

                   RAPTOR PHARMACEUTICALS CORP., a Delaware corporation
                   (“Raptor Delaware”)

WHEREAS:

A.	Highland Clan desires to move its domicile from the State of Nevada to the State of Delaware;

B.	In order to move its domicile from the State of Nevada to the State of Delaware, Highland Clan must merge with a company that is incorporated in the State of Delaware;

C.	Highland Clan has formed Raptor Delaware, a wholly-owned subsidiary of Highland Clan, specifically for the purpose of completing a merger with Raptor Delaware whereby Highland Clan will disappear and Raptor Delaware will be the surviving corporation (the “Merger”);

 NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein, the sufficiency of which is hereby acknowledged, the parties hereto agree each with the other as follows:

Article 1
THE MERGER

1.1	At the Effective Time (as defined in Section 1.3 below), Highland Clan will be merged with and into Raptor Delaware in accordance with this Agreement, the Articles of Merger substantially in the form of Schedule A attached to this Agreement (the “Articles of Merger”), and the applicable provisions of Title 8, Chapter 1 of the Delaware General Corporation Law (the “Delaware Law”). Following the Merger, Raptor Delaware will continue as the surviving corporation (the “Surviving Corporation”) and the separate existence of Highland Clan will cease, except insofar as it may be continued by applicable Nevada Domestic and Foreign Corporation Laws (the “Nevada Law”).

1.2	The parties to this Agreement will hold a closing (the “Closing”) for the purpose of confirming the consummation of the Merger at a time and date mutually agreed upon by the parties (the “Closing Date”). Unless otherwise agreed by the parties, the Closing will take place at the offices of the lawyers for Raptor Delaware. At the Closing, Highland Clan and Raptor Delaware will execute and exchange all documents, certificates and instruments contemplated by this Agreement.

1.3	The Merger will be effective at the time (the “Effective Time”) of the filing of the Articles of Merger with the Secretary of State of the State of Delaware. Raptor Delaware will cause the Certificate of Merger (or Articles of Merger) to be filed with the Secretary of State of the State of Delaware and the Secretary of State of the State of Nevada, respectively, as soon as practicable on or after the Closing Date.

1.4	The Merger will have the effect set forth in §92A.250 of Nevada Law and in §252 of the Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all of the property, rights, privileges, powers and franchises of Highland Clan will vest in the Surviving Corporation without further act or deed, and all debts, liabilities and duties of Highland Clan will become the debts, liabilities and duties of the Surviving Corporation.

1.5	The certificate of incorporation of Raptor Delaware as in effect immediately prior to the Effective Time will continue but will be amended by the Certificate of Merger, and will be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law.

1.6	At the Effective Time, the by laws of Raptor Delaware, as in effect immediately prior to the Effective Time, will be the by laws of the Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law.

1.7	If after the Effective Time any further action is necessary to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all assets, rights, approvals, immunities and franchises of either Highland Clan or Raptor Delaware, the officers and directors, or the former officers and directors, as the case may be, of Highland Clan or Raptor Delaware and the Surviving Corporation will take all such necessary action.

1.8

Each share of Highland Clan common stock (“Highland Clan Common Stock”) issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares, as defined in Section 1.10, below) will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one share of common stock of the Surviving Corporation (the “Raptor Delaware Common Stock”) and the share of Raptor Delaware common stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time will be cancelled upon consummation of the Merger. All certificates representing the shares of Raptor Delaware Common Stock issued on effectiveness of the Merger that were issued less than two full years prior to the Effective Time or that are held by affiliates of Highland Clan at the Effective Time will be endorsed with the following legend pursuant to the Securities Act in order to reflect that the fact that the shares of Raptor Delaware Common Stock were issued to the shareholders of Highland Clan pursuant to exemptions or safe harbours from the registration requirements of the Securities Act:

(a)      For holders of Highland Clan Common Stock resident in the United States:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION D OF THE ACT OR PURSUANT TO THE SAFE HARBOUR FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S OF THE ACT. SUCH SECURITIES MAY NOT BE RE-OFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF

REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT”.

              (b)    For holders of Highland Clan Common Stock resident outside the United States:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

1.9	Stock Certificate Conversion Procedure. After the Effective Time, each holder of Highland Clan Common Stock will be entitled to exchange his, her, or its certificate representing the Highland Clan Common Stock (“Highland Clan Stock Certificate”) for a certificate representing the number of shares of Raptor Delaware Common Stock into which the number of shares of Highland Clan Common Stock previously represented by such certificate surrendered have been converted pursuant to Section 1.8 of this Agreement. Each holder of Highland Clan Common Stock may exchange his, her or its Highland Clan Stock Certificate by delivering such Highland Clan Stock Certificate to Raptor Delaware duly endorsed in blank (or accompanied by duly executed stock powers duly endorsed in blank), in each case in proper form for transfer, with signatures guaranteed, and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto and with appropriate instructions to allow the transfer agent to issue certificates for the Raptor Delaware Common Stock. Until surrendered as contemplated by this Section 1.9, each Highland Clan Stock Certificate will be deemed at any time after the Effective Time to represent only the right to receive Raptor Delaware Common Stock certificates representing the number of whole shares of Raptor Delaware Common Stock into which the shares of Highland Clan Common Stock formerly represented by such certificate have been converted. Upon receipt of such duly endorsed Highland Clan Stock Certificates, Raptor Delaware will cause the issuance of the number of shares of Raptor Delaware Common Stock as converted pursuant to Section 1.8 of this Agreement.

1.10	Notwithstanding any provision of this Agreement to the contrary, shares of Highland Clan Common Stock (the “Dissenting Shares”) that are issued and outstanding immediately prior to the Effective Time and held by stockholders who did not vote in favour of the Merger and who comply with all of the relevant provisions of Sections 92A.300 to 92A.500 of Nevada Law (the “Dissenting Stockholders”) will not be converted into or be exchangeable for the right to receive Raptor Delaware Common Stock, unless and until such holders have failed to perfect or have effectively withdrawn or lost their rights to appraisal under Nevada Law. Highland Clan will give Raptor Delaware (i) immediate oral notice followed by prompt written notice of any written demands for appraisal of any shares of Highland Clan Common Stock, attempted withdrawals of any such demands and any other instruments served pursuant to Nevada Law and received by Highland Clan relating to stockholders' rights of appraisal, and (ii) will keep Raptor Delaware informed of the status of all negotiations and proceedings with respect to demands for appraisal under Nevada Law. If any Dissenting Stockholder fails to perfect or will have effectively withdrawn or lost the right to appraisal, the shares of Highland Clan Common Stock held by such Dissenting Stockholder will thereupon be treated as though such shares had been converted into the right to receive Raptor Delaware Common Stock pursuant to Section 1.8 of this Agreement.

1.11	The promise to exchange the Highland Clan Common Stock for shares of Raptor Delaware Common Stock in accordance with the terms of this Agreement will be deemed to have been given in full satisfaction of all rights pertaining to the Highland Clan Common Stock, and there will be no further registration of transfers on the stock transfer books of Highland Clan of the shares of Highland Clan Common Stock that were outstanding immediately prior to the Effective Time. From and after the Effective Time, the holders of Highland Clan Common Stock outstanding immediately prior to the Effective Time will cease to have any rights with respect to such Highland Clan Common Stock, except as otherwise provided in this Agreement or by law.

1.12	No dividends or other distributions by Raptor Delaware with a record date after the Effective Time will be paid to the holder of any unsurrendered Highland Clan Stock Certificate until the surrender of such Highland Clan Stock Certificate in accordance with Section 1.9 of this Agreement. Following surrender of any such Highland Clan Stock Certificate, Raptor Delaware will pay to the holder of the Raptor Delaware Common Stock certificate issued in exchange for the Highland Clan Stock Certificate, without interest, (i) at the time of such surrender, the amount of any dividends or other distributions with a record date after the Effective Time and paid before the time of such surrender with respect to such Raptor Delaware Common Stock which such holder is entitled pursuant to Section 1.9 of this Agreement, and (ii) at the appropriate payment date, the amount of any dividends or other distributions with a record date after the Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such Raptor Delaware Common Stock.

1.13	Neither Highland Clan, Raptor Delaware nor the Surviving Corporation will be liable to any person in respect of shares of Highland Clan Common Stock, or dividends or distributions with respect thereto, pursuant to any applicable abandoned property, escheat or similar law. If any Highland Clan Stock Certificate has not been surrendered prior to seven years after the Effective Time (or immediately prior to such earlier date on which any Highland Clan Stock Certificate, or any dividends or distributions payable to the holder of such Highland Clan Stock Certificate would otherwise escheat to or become the property of any governmental body or authority), any such Raptor Delaware Common Stock, dividends or distributions in respect of such Highland Clan Stock Certificate will, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled to such certificate

1.14	If any certificate representing Highland Clan Common Stock has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate or agreement to be lost, stolen or destroyed and, if required by Raptor Delaware, the posting by such person of a bond in such reasonable amount as Raptor Delaware may direct as indemnity against any claim that may be made against it with respect to such certificate, Raptor Delaware will cause to be issued in exchange for such lost, stolen or destroyed certificate, the applicable Raptor Delaware Common Stock deliverable in respect thereof, pursuant to Section 1.9 of this Agreement.

1.15	The 2006 Equity Incentive Plan of Highland Clan shall be adopted in its entirety by the Surviving Corporation and the Surviving Corporation shall create a reserve pool of 6,000,000 shares of Common Stock for award under the 2006 Equity Incentive Plan. All options granted under the 2006 Equity Incentive Plan of Highland will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into options to purchase the same number of shares of Common Stock of the Surviving Corporation at the same exercise price.

CAPITALIZATION.

1.16	The entire authorized capital stock and other equity securities of Highland Clan consists of 350,000,000 shares of Highland Clan Common Stock, par value of $0.001 per share. There are 39,305,000 Highland Clan Common Stock issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of Highland Clan Common Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations.

1.17	There are no outstanding options, warrants, subscriptions, conversion rights, or other rights, agreements, or commitments obligating Highland Clan to issue any additional shares of Highland Clan Common Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Highland Clan any shares of Highland Clan Common Stock.

1.18	Schedule B to this Plan of Merger contains a true and complete list of the holders of all issued and outstanding shares of Highland Clan Common Stock (the “Highland Clan Stockholders”) including each holder’s name, address, number of shares held and date of issuance.

1.19	The entire authorized capital stock and other equity securities of Raptor Delaware consist of 100,000,000 shares of Common Stock, par value of $0.001 per share. There is one (1) share of Common Stock of Raptor Delaware issued and outstanding as of the date of this Agreement, held by Highland Clan. The issued and outstanding share of Common Stock of Raptor Delaware was duly authorized, is validly issued, was not issued in violation of any pre-emptive rights and is fully paid and non-assessable, is not subject to pre-emptive rights and was issued in full compliance with all federal, state, and local laws, rules and regulations.

1.20	The authorized capital stock and other equity securities of the Surviving Corporation after consummation of the Merger shall consist of 110,000,000 shares, of which 100,000,000 shares are Common Stock, par value of $0.001, and 10,000,000 shares are Preferred Stock, par value of $0.001.

Article 2.
CONDITION PRECEDENT

2.1	It shall be a condition precedent to the consummation of the Merger that a majority of the shareholders of Highland Clan approve the Merger as required by Nevada law and, if applicable, the federal securities laws of the United States.

Article 3.
INFORMATION STATEMENT

3.1	As soon as is practical after execution of this Agreement and receipt of necessary approval by shareholders, Highland Clan will prepare an Information Statement in connection with the Merger (the “Information Statement”). Raptor Delaware will provide to Highland Clan all information relating to Raptor Delaware and Raptor Delaware as reasonably required to prepare the Information Statement in compliance with applicable corporate and securities laws. Highland Clan and Raptor Delaware will each use their commercially reasonable efforts to finalize the Information Statement.

Article 4.
POST MERGER GOVERNANCE

4.1	The directors and officers of the Surviving Corporation after the Effective Time will be the following persons: Brett Stewart and Brent McMullin. Highland Clan, as the sole shareholder of Raptor Delaware, by approving the Merger has approved these individuals as the directors of the Surviving Corporation and will take any further action in order to ensure the proper appointment of such directors to the board of directors of the Surviving Corporation.

Article 5.
MISCELLANEOUS PROVISIONS

5.1	This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by mutual agreement of Raptor Delaware and Highland Clan.

5.2	At any time prior to the Closing Date, this Agreement may be amended or modified in writing by the board of directors of both Highland Clan and Raptor Delaware.

5.3	This Agreement shall be governed by and construed and enforced in accordance with the laws of State of Nevada.

5.4	In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

5.5	Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereof.

IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date first set forth above.

HIGHLAND CLAN CREATIONS CORP.

Per:
___________________________
Authorized Signatory

RAPTOR PHARMACEUTICALS CORP.

Per:
___________________________
Authorized Signatory

SCHEDULE “B”

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

OF

RAPTOR PHARMACEUTICALS CORP.

a Delaware corporation

ARTICLE I

     The name of the corporation is Raptor Pharmaceuticals Corp. (the “Corporation”).

ARTICLE II

     The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

     The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

     Section 1. This Corporation is authorized to issue two classes of stock, to be designated, respectively, Common Stock and Preferred Stock. The total number of shares which this Corporation is authorized to issue is One Hundred Ten Million (110,000,000) shares, of which One Hundred Million (100,000,000) shares are Common Stock, $0.001 par value, and Ten Million (10,000,000) shares are Preferred Stock, $0.001 par value.

     Section 2. Each share of Common Stock shall entitle the holder thereof to one (1) vote on any matter submitted to a vote at a meeting of stockholders.

     Section 3. The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including without limitation authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing. The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in this Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

     Section 4. Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

ARTICLE V

     The number of directors that constitutes the entire Board of Directors of the Corporation shall be determined in the manner set forth in the Bylaws of the Corporation. At each annual meeting of stockholders, directors of the Corporation shall be elected to hold office until the expiration of the term for which they are elected and until their successors have been duly elected and qualified; except that if any such election shall not be so held, such election shall take place at a stockholders’ meeting called and held in accordance with the DGCL.

ARTICLE VI

     Section 1. Any director or the entire Board of Directors may be removed from office at any time, but only for cause, and only by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding capital stock of the Corporation entitled to vote in the election of directors.

     Section 2. Any director may be removed from office by the stockholders of the Corporation only for cause. Vacancies occurring on the Board of Directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, at any meeting of the Board of Directors. A person so elected by the Board of Directors to fill a vacancy or newly created directorship shall hold office until the next election and until his or her successor shall have been duly elected and qualified.

ARTICLE VII

Section 1. The Corporation is to have perpetual existence.

     Section 2. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

     Section 3. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation. The affirmative vote of at least a majority of the Board of Directors then in office shall be required in order for the Board of Directors to adopt, amend, alter or repeal the Corporation’s Bylaws. The Corporation’s Bylaws may also be adopted, amended, altered or repealed by the stockholders of the Corporation. Notwithstanding the above or any other provision of this Certificate of Incorporation, the Bylaws of the Corporation may not be amended, altered, or repealed except in accordance with Article X of the Bylaws. No Bylaw hereafter legally adopted, amended, altered or repealed shall invalidate any prior act of the directors or officers of the Corporation that would have been valid if such Bylaw had not been adopted, amended, altered or repealed.

     Section 4. The election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

     Section 5. No stockholder will be permitted to cumulate votes at any election of directors.

ARTICLE VIII

     Section 1. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

     Section 2. Special meetings of stockholders of the Corporation may be called only by the Chairman of the Board of Directors, the Chief Executive Officer, the President or the Board of Directors acting pursuant to a resolution adopted by a majority of the Board of Directors, and any power of stockholders to call a special meeting of stockholders is specifically denied. Only such business shall be considered at a special meeting of stockholders as shall have been stated in the notice for such meeting.

     Section 3. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

ARTICLE IX

     Section 1. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

     Section 2. The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, she, his or her testator or intestate is or was a director, officer, employee or agent of the Corporation or any predecessor of the Corporation or serves or served at any other enterprise as a director, officer, employee or agent at the request of the Corporation or any predecessor of the Corporation or serves or served at any other enterprise as a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation.

     Section 3. Neither any amendment nor repeal of any Section of this Article IX, nor the adoption of any provision of this Certificate of Incorporation or the Bylaws of the Corporation inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX in respect of any matter occurring, or any cause of action, suit, claim or proceeding accruing or arising or that, but for this Article IX, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE X

     Meetings of stockholders may be held within or outside of the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE XI

     The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that notwithstanding any other provision of this Certificate of Incorporation, or any provision of law that might otherwise permit a lesser vote or no vote, the Board of Directors acting pursuant to a resolution adopted by a majority of the Board of Directors and the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the then outstanding voting securities of the Corporation, voting together as a single class, shall be required for the amendment, repeal or modification of the provisions of Section 3 of Article IV, Article VI, Section 5 of Article VII, Article VIII or Article XI of this Certificate of Incorporation.

     IN WITNESS WHEREOF, Raptor Pharmaceuticals Corp. has caused this Certificate of Incorporation to be signed by a duly authorized officer of the Corporation on this __ day of  ______, 2006.

By:  ________________________________

SCHEDULE “C”

BYLAWS

OF

RAPTOR PHARMACEUTICALS CORP.

TABLE OF CONTENTS
(continued)
		Page

9.11	LIMITATION ON INDEMNIFICATION	22
9.12	INDEMNIFICATION OF EMPLOYEES AND AGENTS	22
9.13	EFFECT OF AMENDMENT OR REPEAL	22
ARTICLE X - MISCELLANEOUS		22
10.1	PROVISIONS OF CERTIFICATE GOVERN	22
10.2	CONSTRUCTION; DEFINITIONS	22
10.3	SEVERABILITY	23
10.4	AMENDMENT	23

-iii-

BYLAWS OF

RAPTOR PHARMACEUTICALS CORP.

ARTICLE I - CORPORATE OFFICES

1.1 REGISTERED OFFICE.

     The registered office of Raptor Pharmaceuticals Corp. shall be fixed in the corporation’s certificate of incorporation, as the same may be amended and/or restated from time to time (as so amended and/or restated, the “Certificate”).

1.2 OTHER OFFICES.

     The corporation’s Board of Directors (the “Board”) may at any time establish other offices at any place or places where the corporation is qualified to do business.

ARTICLE II - MEETINGS OF STOCKHOLDERS

2.1 PLACE OF MEETINGS.

     Meetings of stockholders shall be held at any place within or outside the State of Delaware as designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the corporation’s principal executive office.

2.2 ANNUAL MEETING.

     The annual meeting of stockholders shall be held each year on a date and at a time designated by the Board. At the annual meeting, directors shall be elected and any other proper business may be transacted.

2.3 SPECIAL MEETING.

     Unless otherwise required by law or the Certificate, special meetings of the stockholders may be called at any time, for any purpose or purposes, only by (a) the Board, (b) the Chairperson of the Board, (c) the chief executive officer or (d) the president of the corporation.

     No business may be transacted at such special meeting other than the business specified in the notice to stockholders of such meeting.

2.4 NOTICE OF STOCKHOLDERS’ MEETINGS.

     All notices of meetings of stockholders shall be sent or otherwise given in accordance with either Section 2.5 or Section 8.1 of these bylaws not less than ten (10) nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting, except as otherwise required by applicable law. The notice shall specify the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Any previously scheduled meeting of stockholders may be postponed, and, unless the Certificate provides otherwise, any special meeting of the stockholders may be cancelled by resolution duly adopted by a majority of the Board members then in office upon public notice given prior to the date previously scheduled for such meeting of stockholders.

     Whenever notice is required to be given, under the DGCL, the Certificate or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

     Whenever notice is required to be given, under any provision of the DGCL, the Certificate or these bylaws, to any stockholder to whom (A) notice of two (2) consecutive annual meetings, or (B) all, and at least two (2), payments (if sent by first-class mail) of dividends or interest on securities during a 12 month period, have been mailed addressed to such person at such person’s address as shown on the records of the corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the corporation a written notice setting forth such person’s then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230(b) of the DGCL.

     The exception in subsection (A) of the above paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.

2.5 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.

Notice of any meeting of stockholders shall be given:

     (a) if mailed, when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the corporation’s records;

(b)	if electronically transmitted, as provided in Section 8.1 of these bylaws; or

(c)	otherwise, when delivered.

     An affidavit of the secretary or an assistant secretary of the corporation or of the transfer agent or any other agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Notice may be waived in accordance with Section 7.12 of these bylaws.

2.6 QUORUM.

     Unless otherwise provided in the Certificate or required by law, stockholders representing a majority of the voting power of the issued and outstanding capital stock of the corporation, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If such quorum is not present or represented at any meeting of the stockholders, then the chairperson of the meeting, or the stockholders representing a majority of the voting power of the capital stock at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum unless the number of stockholders who withdrew does not permit action to be taken by the stockholders in accordance with the DGCL.

2.7 ADJOURNED MEETING; NOTICE.

     When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place if any thereof, and the means of remote communications if any by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the continuation of the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting in accordance with the provisions of Section 2.4 and Section 2.5 of these bylaws.

2.8 ADMINISTRATION OF THE MEETING.

     Meetings of stockholders shall be presided over by the chief executive officer of the corporation. If the chief executive officer will not be present at a meeting of stockholders, such meeting shall be presided over by such chairperson as the Board shall appoint, or, in the event that the Board shall fail to make such appointment, any officer of the corporation elected by the Board. The secretary of the meeting shall be the secretary of the corporation, or, in the absence of the secretary of the corporation, such person as the chairperson of the meeting appoints.

     The Board shall, in advance of any meeting of stockholders, appoint one (1) or more inspector(s), who may include individual(s) who serve the corporation in other capacities, including without limitation as officers, employees or agents, to act at the meeting of stockholders and make a written report thereof. The Board may designate one (1) or more persons as alternate inspector(s) to replace any inspector, who fails to act. If no inspector or alternate has been appointed or is able to act at a meeting of stockholders, the chairperson of the meeting shall appoint one (1) or more inspector(s) to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector(s) or alternate(s) shall have the duties prescribed pursuant to Section 231 of the DGCL or other applicable law.

     The Board shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations, if any, the chairperson of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all acts as, in the judgment of such chairperson, are necessary, appropriate or convenient for the proper conduct of the meeting, including without limitation establishing an agenda of business of the meeting, rules or regulations to maintain order, restrictions on entry to the meeting after the time fixed for commencement thereof and the fixing of the date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting (and shall announce such at the meeting).

2.9 VOTING.

     The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.10 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

     Except as otherwise provided in the provisions of Section 213 of the DGCL (relating to the fixing of a date for determination of stockholders of record), each stockholder shall be entitled to that number of votes for each share of capital stock held by such stockholder as set forth in the Certificate.

     In all matters, other than the election of directors and except as otherwise required by law, the Certificate or these bylaws, the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

     The stockholders of the corporation shall not have the right to cumulate their votes for the election of directors of the corporation.

2.10 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS.

     In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which shall not be more than 60 nor less than ten (10) days before the date of such meeting, nor more than 60 days prior to any other such action.

      If the Board does not fix a record date in accordance with these bylaws and applicable law:

     (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

     (b) The record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation.

     (c) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

2.11 PROXIES.

     Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A stockholder may also authorize another person or persons to act for him, her or it as proxy in the manner(s) provided under Section 212(c) of the DGCL or as otherwise provided under Delaware law. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.

2.12 LIST OF STOCKHOLDERS ENTITLED TO VOTE.

     The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the corporation’s principal place of business.

     In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

2.13 ADVANCE NOTICE OF STOCKHOLDER BUSINESS.

     Only such business shall be conducted as shall have been properly brought before a meeting of the stockholders of the corporation. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the meeting by or at the direction of the Board, or (c) a proper matter for stockholder action under the DGCL that has been properly brought before the meeting by a stockholder (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.13and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 2.13. For such business to be considered properly brought before the meeting by a stockholder such stockholder must, in addition to any other applicable requirements, have given timely notice in proper form of such stockholder’s intent to bring such business before such meeting. To be timely, such stockholder’s notice must be delivered to or mailed and received by the secretary of the corporation at the principal executive offices of the corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

To be in proper form, a stockholder’s notice to the secretary shall be in writing and shall set forth:

     (a) the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder;

     (b) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice;

     (c) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

     (d) any material interest of the stockholder in such business; and

     (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

     Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder’s meeting, stockholders must provide notice as required by, and otherwise comply with the requirements of, the Exchange Act and the regulations promulgated thereunder.

     No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.13. The chairperson of the meeting may refuse to acknowledge the proposal of any business not made in compliance with the foregoing procedure.

2.14 ADVANCE NOTICE OF DIRECTOR NOMINATIONS.

     Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the corporation, except as may be otherwise provided in the Certificate with respect to the right of holders of Preferred Stock of the corporation to nominate and elect a specified number of directors, if any. To be properly brought before an annual meeting of stockholders, or any special meeting of stockholders called for the purpose of electing directors, nominations for the election of director must be (a) specified in the notice of meeting (or any supplement thereto), (b) made by or at the direction of the Board (or any duly authorized committee thereof) or (c) made by any stockholder of the corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.14 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section 2.14.

     In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the secretary of the corporation. To be timely, a stockholder’s notice to the secretary must be delivered to or mailed and received at the principal executive offices of the corporation, in the case of an annual meeting, in accordance with the provisions set forth in Section 2.13 of these bylaws, and, in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

      To be in proper written form, a stockholder’s notice to the secretary must set forth:

     (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by the person, (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and

     (b) as to such stockholder giving notice, the information required to be provided pursuant to Section 2.13 of these bylaws.

     Subject to the rights of any holders of Preferred Stock of the corporation, if any, no person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section 2.14. If the chairperson of the meeting properly determines that a nomination was not made in accordance with the foregoing procedures, the chairperson shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

ARTICLE III - DIRECTORS

3.1 POWERS.

     Subject to the provisions of the DGCL and any limitations in the Certificate, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.

3.2 NUMBER OF DIRECTORS.

     Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, if any, the authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least one member. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS.

     Except as provided in Section 3.4 and Section 3.13 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Directors need not be stockholders unless so required by the Certificate or these bylaws. The Certificate or these bylaws may prescribe other qualifications for directors. Each director, including a director elected to fill a vacancy, shall hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

3.4 RESIGNATION AND VACANCIES.

     Any director may resign at any time upon written notice or by electronic transmission to the corporation.

     Subject to the rights of the holders of any series of Preferred Stock of the corporation then outstanding, if any, and unless the Board otherwise determines, newly created directorships resulting from any increase in the authorized number of directors, or any vacancies on the Board resulting from the death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law, be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board, or by a sole remaining director. A person so elected by the directors then in office to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified. When one or more directors resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this Section 3.4 in the filling of other vacancies.

3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE.

     The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

     Unless otherwise restricted by the Certificate or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6 REGULAR MEETINGS.

     Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

3.7 SPECIAL MEETINGS; NOTICE.

     Special meetings of the Board for any purpose or purposes may be called at any time by the chairperson of the Board, the chief executive officer, the president, the secretary or a majority of the authorized number of directors. The person(s) authorized to call special meetings of the Board may fix the place and time of the meeting.

Notice of the time and place of special meetings shall be:

(a)	delivered personally by hand, by courier or by telephone;

(b)	sent by United States first-class mail, postage prepaid;

(c)	sent by facsimile; or

(d)	sent by electronic mail,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the corporation’s records.

     If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated either to the director or to a person at the office of the director who the person giving notice has reason to believe will promptly communicate such notice to the director. The notice need not specify the place of the meeting if the meeting is to be held at the corporation’s principal executive office nor the purpose of the meeting.

3.8 QUORUM.

     Except as otherwise required by law or the Certificate, at all meetings of the Board, a majority of the authorized number of directors (as determined pursuant to Section 3.2 of these bylaws) shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.11 of these bylaws. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the Certificate or these bylaws.

     A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the directors present at that meeting.

3.9 WAIVER OF NOTICE.

     Whenever notice is required to be given under any provisions of the DGCL, the Certificate or these bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting solely for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate or these bylaws.

3.10 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

     Unless otherwise restricted by the Certificate or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.11 ADJOURNED MEETING; NOTICE.

     If a quorum is not present at any meeting of the Board, then a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.12 FEES AND COMPENSATION OF DIRECTORS.

     Unless otherwise restricted by the Certificate or these bylaws, the Board shall have the authority to fix the compensation of directors.

3.13 REMOVAL OF DIRECTORS.

     Unless otherwise restricted by statute, the Certificate or these bylaws, any director, or all of the directors, may be removed from the Board, but only for cause, and only by the affirmative vote of the holders of at least a majority of the voting power of all the then outstanding shares of capital stock of the corporation then entitled to vote at the election of directors, voting together as a single class.

ARTICLE IV - COMMITTEES

4.1 COMMITTEES OF DIRECTORS.

     The Board may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise such lawfully delegable powers and duties as the Board may confer.

4.2 COMMITTEE MINUTES.

     Each committee shall keep regular minutes of its meetings and report to the Board when required.

4.3 MEETINGS AND ACTION OF COMMITTEES.

     Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(a)	Section 3.5 (relating to place of meetings and meetings by telephone);

(b)	Section 3.6 (relating to regular meetings);

(c)	Section 3.7 (relating to special meetings and notice);

(d)	Section 3.8 (relating to quorum);

(e)	Section 3.9 (relating to waiver of notice);

(f)	Section 3.10 (relating to action without a meeting); and

(g)	Section 3.11 (relating to adjournment and notice of adjournment)

of these bylaws, with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members.

Notwithstanding the foregoing:

(i)	the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(ii)	special meetings of committees may also be called by resolution of the Board; and

(iii)	notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

ARTICLE V - OFFICERS

5.1 OFFICERS.

     The officers of the corporation shall be a president and a secretary. The corporation may also have, at the discretion of the Board, a chairperson of the Board, a vice chairperson of the Board, a chief executive officer, a chief financial officer or treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws.

Any number of offices may be held by the same person.

5.2 APPOINTMENT OF OFFICERS.

     The Board shall appoint the officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. A failure to elect officers shall not dissolve or otherwise affect the corporation.

5.3 SUBORDINATE OFFICERS.

     The Board may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president of the corporation to appoint, such other officers and agents as the business of the corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

5.4 REMOVAL AND RESIGNATION OF OFFICERS.

     Any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer appointed by the Board, by any officer upon whom such power of removal may be conferred by the Board.

     Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5 VACANCIES IN OFFICES.

     Any vacancy occurring in any office of the corporation may only be filled by the Board or as provided in Section 5.3 of these bylaws.

5.6 REPRESENTATION OF SHARES OF OTHER CORPORATIONS.

     The chairperson of the Board, the chief executive officer, the president, any vice president, the treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the Board, the chief executive officer, the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares or other equity interests of any other corporation or entity standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7 AUTHORITY AND DUTIES OF OFFICERS.

     In addition to the foregoing authority and duties, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the Board.

ARTICLE VI - RECORDS AND REPORTS

6.1 MAINTENANCE AND INSPECTION OF RECORDS.

     The corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws, as may be amended to date, minute books, accounting books and other records.

     Any such records maintained by the corporation may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to the provisions of the DGCL. When records are kept in such manner, a clearly legible paper form produced from or by means of the information storage device or method shall be admissible in evidence, and accepted for all other purposes, to the same extent as an original paper form accurately portrays the record.

     Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal executive office.

6.2 INSPECTION BY DIRECTORS.

     Any director shall have the right to examine the corporation’s stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director.

ARTICLE VII - GENERAL MATTERS

7.1 CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS.

     From time to time, the Board shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

7.2 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.

     Except as otherwise provided in these bylaws, the Board, or any officers of the corporation authorized thereby, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances.

7.3 STOCK CERTIFICATES; PARTLY PAID SHARES.

     The shares of the corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the chairperson or vice-chairperson of the Board, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

     The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, and upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

7.4 SPECIAL DESIGNATION ON CERTIFICATES.

     If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.5 LOST CERTIFICATES.

     Except as provided in this Section 7.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.6 DIVIDENDS.

     The Board, subject to any restrictions contained in either (a) the DGCL or (b) the Certificate, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the corporation’s capital stock.

     The Board may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

7.7 FISCAL YEAR.

     The fiscal year of the corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.8 SEAL.

     The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.9 TRANSFER OF STOCK.

     Transfers of stock shall be made only upon the transfer books of the corporation kept at an office of the corporation or by transfer agents designated to transfer shares of the stock of the corporation. Except where a certificate is issued in accordance with Section 7.5 of these bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefore. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

7.10 STOCK TRANSFER AGREEMENTS.

     The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes or series owned by such stockholders in any manner not prohibited by the DGCL.

7.11 REGISTERED STOCKHOLDERS.

The corporation:

     (a) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

     (b) shall be entitled to hold liable for calls and assessments on partly paid shares the person registered on its books as the owner of shares; and

     (c) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

7.12 WAIVER OF NOTICE.

     Whenever notice is required to be given under any provision of the DGCL, the Certificate or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting solely for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate or these bylaws.

ARTICLE VIII - NOTICE BY ELECTRONIC TRANSMISSION

8.1 NOTICE BY ELECTRONIC TRANSMISSION.

     Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the Certificate or these bylaws, any notice to stockholders given by the corporation under any provision of the DGCL, the Certificate or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if:

     (a) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent; and

     (b) such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

      Any notice given pursuant to the preceding paragraph shall be deemed given:

             (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

     (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

     (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

     (iv) if by any other form of electronic transmission, when directed to the stockholder.

     An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

8.2 DEFINITION OF ELECTRONIC TRANSMISSION.

     An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

8.3 INAPPLICABILITY.

     Notice by a form of electronic transmission shall not apply to Section 164 (relating to failure to pay for stock; remedies), Section 296 (relating to adjudication of claims; appeal), Section 311 (relating to revocation of voluntary dissolution), Section 312 (relating to renewal, revival, extension and restoration of certificate of incorporation) or Section 324 (relating to attachment of shares of stock or any option, right or interest therein) of the DGCL.

ARTICLE IX - INDEMNIFICATION OF DIRECTORS AND OFFICERS

9.1 POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDINGS OTHER THAN THOSE BY OR IN THE RIGHT OF THE CORPORATION.

     Subject to Section 9.3 of these bylaws, the corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person (or the legal representative of such person) is or was a director or officer of the corporation or any predecessor of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director or officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

     9.2 POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION.

     Subject to Section 9.3 of these bylaws, the corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person (or the legal representative of such person) is or was a director or officer of the corporation or any predecessor of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

9.3 AUTHORIZATION OF INDEMNIFICATION.

     Any indemnification under this Article IX (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 9.1 or Section 9.2 of these bylaws, as the case may be. Such determination shall be made, with respect to a person who is either a director or officer at the time of such determination or a former director or officer, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders (but only if a majority of the directors who are not parties to such action, suit or proceeding, if they constitute a quorum of the board of directors, presents the issue of entitlement to indemnification to the stockholders for their determination). To the extent, however, that a present or former director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

9.4 GOOD FAITH DEFINED.

     For purposes of any determination under Section 9.3 of these bylaws, to the fullest extent permitted by applicable law, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the corporation or another enterprise, or on information supplied to such person by the officers of the corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the corporation or another enterprise or on information or records given or reports made to the corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the corporation or another enterprise. The term “another enterprise” as used in this Section 9.4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the corporation as a director, officer, employee or agent. The provisions of this Section 9.4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 9.1 or 9.2 of these bylaws, as the case may be.

9.5 INDEMNIFICATION BY A COURT.

     Notwithstanding any contrary determination in the specific case under Section 9.3 of this Article IX, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery in the State of Delaware for indemnification to the extent otherwise permissible under Section 9.1 and Section 9.2 of these bylaws. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standards of conduct set forth in Section 9.1 or Section 9.2 of these bylaws, as the case may be. Neither a contrary determination in the specific case under Section 9.3 of these bylaws nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 9.5 shall be given to the corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

9.6 EXPENSES PAYABLE IN ADVANCE.

     To the fullest extent not prohibited by the DGCL, or by any other applicable law, expenses incurred by a person who is or was a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding; provided, however, that if the DGCL requires, an advance of expenses incurred by any person in his or her capacity as a director or officer (and not in any other capacity) shall be made only upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this Article IX.

9.7 NONEXCLUSIVITY OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES.

     The indemnification and advancement of expenses provided by or granted pursuant to this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate, any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the corporation that indemnification of the persons specified in Section 9.1 and Section 9.2 of these bylaws shall be made to the fullest extent permitted by law. The provisions of this Article IX shall not be deemed to preclude the indemnification of any person who is not specified in Section 9.1 or Section 9.2 of these bylaws but whom the corporation has the power or obligation to indemnify under the provisions of the DGCL, or otherwise. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL, or by any other applicable law.

9.8 INSURANCE.

     To the fullest extent permitted by the DGCL or any other applicable law, the corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was a director, officer, employee or agent of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article IX.

9.9 CERTAIN DEFINITIONS.

     For purposes of this Article IX, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article IX, references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Article IX.

9.10 SURVIVAL OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES.

     The rights to indemnification and advancement of expenses conferred by this Article IX shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, administrators and other personal and legal representatives of such a person.

9.11 LIMITATION ON INDEMNIFICATION.

     Notwithstanding anything contained in this Article IX to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 9.5 of these bylaws), the corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the board of directors of the corporation.

9.12 INDEMNIFICATION OF EMPLOYEES AND AGENTS.

     The corporation may, to the extent authorized from time to time by the board of directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the corporation similar to those conferred in this Article IX to directors and officers of the corporation.

9.13 EFFECT OF AMENDMENT OR REPEAL.

     Neither any amendment or repeal of any Section of this Article IX, nor the adoption of any provision of the Certificate or the bylaws inconsistent with this Article IX, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article IX existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article IX, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article IX, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE X - MISCELLANEOUS

10.1 PROVISIONS OF CERTIFICATE GOVERN.

     In the event of any inconsistency between the terms of these bylaws and the Certificate, the terms of the Certificate will govern.

10.2 CONSTRUCTION; DEFINITIONS.

     Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

10.3 SEVERABILITY.

     In the event that any bylaw or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remaining bylaws will continue in full force and effect.

10.4 AMENDMENT.

     The bylaws of the corporation may be adopted, amended or repealed by a majority of the voting power of the stockholders entitled to vote; provided, however, that the corporation may, in its Certificate, also confer the power to adopt, amend or repeal bylaws upon the Board. The fact that such power has been so conferred upon the Board shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws. Notwithstanding the foregoing and any provision of law that might otherwise permit a lesser vote or no vote, the Board acting pursuant to a resolution adopted by a majority of the Board and the affirmative vote of the holders at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of capital stock of the corporation then entitled to vote shall be required to amend or repeal Section 2.3, the last paragraph of Section 2.9 (relating to no cumulative voting), Section 2.13, Section 2.14, Section 3.3, Section 3.4, Section 3.13 and Section 9.13 of these bylaws, or this sentence of this Section 10.4.

RAPTOR PHARMACEUTICALS CORP.
a Delaware corporation

CERTIFICATE OF ADOPTION OF BYLAWS

     The undersigned hereby certifies that he or she is the duly elected, qualified, and acting Secretary of Raptor Pharmaceuticals Corp., a Delaware corporation, and that the foregoing bylaws, comprising 23 pages, were adopted as the corporation’s bylaws (i) on May 4, 2006 by the corporation’s board of directors and (ii) on May 4, 2006 by the stockholders of the corporation.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 4th day of May, 2006.

By:   _______________________

Print Name: Brett Stewart

Title: Secretary

SCHEDULE “D”

HIGHLAND CLAN CREATIONS CORP.

2006 EQUITY INCENTIVE PLAN

As Adopted on May 15, 2006

1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company’s future performance through awards of Options and Restricted Stock. Capitalized terms not defined in the text are defined in Section 22 hereof. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act, grants may be made pursuant to this plan, which do not qualify for exemption under Rule 701 or Section 25102(o) of the California Corporations Code. Any requirement of this Plan which is required in law only because of Section 25102(o) need not apply if the Committee so provides.

2.  SHARES SUBJECT TO THE PLAN.

2.1 Number of Shares Available. Subject to Sections 2.2 and 17 hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 6,000,000 Shares or such lesser number of Shares as permitted by applicable law.

     Subject to Sections 2.2, 5.10 and 17 hereof, Shares subject to Awards previously granted will again be available for grant and issuance in connection with future Awards under this Plan to the extent such Shares: (i) cease to be subject to issuance upon exercise of an Option, other than due to exercise of such Option; (ii) are subject to an Award granted hereunder but the Shares subject to such Award are forfeited or repurchased by the Company at the original issue price; or (iii) are subject to an Award that otherwise terminates without Shares being issued. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Awards granted and outstanding under this Plan.

2.2 Adjustment of Shares. In the event that the number of outstanding shares of the Company’s Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (i) the number of Shares reserved for issuance under this Plan, (ii) the Exercise Prices of and number of Shares subject to outstanding Options and (iii) the Purchase Prices of and number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be paid in cash at the Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Committee; and provided, further, that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

3. ELIGIBILITY. ISOs (as defined in Section 5 hereof) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. NQSOs (as defined in Section 5 hereof) and Restricted Stock Awards may be granted to employees, officers, directors and consultants of the Company or any Parent or Subsidiary of the Company; provided such consultants render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under this Plan.

4.  ADMINISTRATION.

4.1 Committee Authority. This Plan will be administered by the Committee or the Board if no Committee is created by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

(a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b) prescribe, amend and rescind rules and regulations relating to this Plan;

(c) approve persons to receive Awards;

(d) determine the form and terms of Awards;

(e) determine the number of Shares or other consideration subject to Awards;

(f)  determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or awards under any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(g) grant waivers of any conditions of this Plan or any Award;

(h) determine the terms of vesting, exercisability and payment of Awards;

(i)  correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award, any Award Agreement, any Exercise Agreement or any Restricted Stock Purchase Agreement;

(j)  determine whether an Award has been earned;

(k) make all other determinations necessary or advisable for the administration of this Plan; and

(l)  extend the vesting period beyond a Participant’s Termination Date.

4.2 Committee Discretion. Unless in contravention of any express terms of this Plan or Award, any determination made by the Committee with respect to any Award will be made in its sole discretion either (i) at the time of grant of the Award, or (ii) subject to Section 5.9 hereof, at any later time. Any such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan, provided such officer or officers are members of the Board.

5.  OPTIONS. The Committee may grant Options to eligible persons described in Section 3  hereof and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1  Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

5.2  Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless a later date is otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3  Exercise Period. Options may be exercisable immediately but subject to repurchase pursuant to Section 11 hereof or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Shareholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines. Subject to earlier termination of the Option as provided herein, to the extent section 25102(o) of the California Corporations Code is intended to apply, each Participant who is not an officer, director or consultant of the Company or of a Parent or Subsidiary of the Company shall have the right to exercise an Option granted hereunder at the rate of no less than twenty percent (20%) per year over five (5) years from the date such Option is granted.

5.4  Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may not be less than eighty-five percent (85%) of the Fair Market Value of the Shares on the date of grant; provided that (i) the Exercise Price of an ISO will not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any Option granted to a Ten Percent Shareholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 7 hereof.

5.5  Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant). The Exercise Agreement will state (i) the number of Shares being purchased, (ii) the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and (iii) such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Participant shall execute and deliver to the Company the Exercise Agreement together with payment in full of the Exercise Price, and any applicable taxes, for the number of Shares being purchased.

5.6  Termination. Subject to earlier termination pursuant to Sections 17 and 18 hereof and notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

     (a) If the Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant’s Options only to the extent that such Options are exercisable as to Vested Shares upon the Termination Date or as otherwise determined by the Committee. Such Options must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO) but in any event, no later than the expiration date of the Options.

     (b) If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant’s Options may be exercised only to the extent that such Options are exercisable as to Vested Shares by Participant on the Termination Date or as otherwise determined by the Committee. Such options must be exercised by Participant (or Participant’s legal representative or authorized assignee), if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee, with any exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NQSO) but in any event no later than the expiration date of the Options.

     (c) If the Participant is terminated for Cause, the Participant may exercise such Participant’s Options, but not to an extent greater than such Options are exercisable as to Vested Shares upon the Termination Date and Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.

5.7  Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8  Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed One Hundred Thousand Dollars ($100,000). If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), then the Options for the first One Hundred Thousand Dollars ($100,000) worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined in Section 18 hereof) to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9  Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 5.10 hereof, the Committee may reduce the Exercise Price of outstanding Options without the consent of Participants by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 hereof for Options granted on the date the action is taken to reduce the Exercise Price; provided, further, that the Exercise Price will not be reduced below the par value of the Shares, if any.

5.10  No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant, to disqualify any Participant’s ISO under Section 422 of the Code. In no event shall the total number of Shares issued (counting each reissuance of a Share that was previously issued and then forfeited or repurchased by the Company as a separate issuance) under the Plan upon exercise of ISOs exceed 60,000,000 Shares (adjusted in proportion to any adjustments under Section 2.2 hereof) over the term of the Plan.

6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to certain specified restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase Price, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

6.1  Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (“Restricted Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The Restricted Stock Award will be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within such thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

6.2  Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee and will be at least eighty-five percent (85%) of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted or at the time the purchase is consummated, except in the case of a sale to a Ten Percent Shareholder, in which case the Purchase Price will be one hundred percent (100%) of the Fair Market Value on the date the Restricted Stock Award is granted or at the time the purchase is consummated. Payment of the Purchase Price must be made in accordance with Section 7 hereof.

6.3  Restrictions. Restricted Stock Awards may be subject to the restrictions set forth in Section 11 hereof or such other restrictions not inconsistent with Section 25102(o) of the California Corporations Code.

7.      PAYMENT FOR SHARE PURCHASES.

7.1  Payment. Payment for Shares purchased pursuant to this Plan may bemade in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

     (a) by cancellation of indebtedness of the Company owed to the Participant;

     (b) by surrender of shares that: (i) either (A) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (B) were obtained by Participant in the public market and (ii) are clear of all liens, claims, encumbrances or security interests;

     (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid

(i) imputation of income under Sections 483 and 1274 of the Code and (ii) variable accounting treatment under Financial Accounting Standards Board Interpretation No. 44 to APB No. 25; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Exercise Price or Purchase Price, as the case may be, equal to the par value of the Shares must be paid in cash or other legal consideration permitted by Delaware General Corporation Law;

     (d) by waiver of compensation due or accrued to the Participant from the Company for services rendered;

     (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

     (i) through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

     (ii) through a “margin” commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

     (f) by any combination of the foregoing.

7.2  Loan Guarantees. The Committee may, in its sole discretion, elect to assist the Participant in paying for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

8.    WITHHOLDING TAXES.

8.1  Withholding Generally. Whenever Shares are to be issued in satisfactionof Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash by the Company, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

8.2  Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that minimum number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee for such elections and be in writing in a form acceptable to the Committee.

9.    PRIVILEGES OF STOCK OWNERSHIP.

9.1  Voting and Dividends. No Participant will have any of the rights of astockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. The Participant will have no right to retain such stock dividends or stock distributions with respect to Unvested Shares that are repurchased pursuant to Section 11 hereof. To the extent required, the Company will comply with Section 260.140.1 of Title 10 of the California Code of Regulations with respect to the voting rights of Common Stock.

9.2  Financial Statements. The Company will provide financial statements to each Participant annually during the period such Participant has Awards outstanding, or as otherwise required under Section 260.140.46 of Title 10 of the California Code of Regulations. Notwithstanding the foregoing, the Company will not be required to provide such financial statements to Participants when issuance of Awards is limited to key employees whose services in connection with the Company assure them access to equivalent information.

10. TRANSFERABILITY. Except as permitted by the Committee, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a -1(e), and may not be made subject to execution, attachment or similar process. During the lifetime of the Participant an Award will be exercisable only by the Participant or Participant’s legal representative and any elections with respect to an Award may be made only by the Participant or Participant’s legal representative.

11.  RESTRICTIONS ON SHARES.

11.1 Right of First Refusal. At the discretion of the Committee, the Companymay reserve to itself and/or its assignee(s) in the Award Agreement a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, unless otherwise not permitted by Section 25102(o) of the California Corporations

Code, provided that such right of first refusal terminates upon the Company’s initial public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act.

11.2 Right of Repurchase. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase Unvested Shares held by a Participant for cash and/or cancellation of purchase money indebtedness owed to the Company by the Participant following such Participant’s Termination at any time within the later of ninety (90) days after the Participant’s Termination Date and the date the Participant purchases Shares under the Plan at the Participant’s Exercise Price or Purchase Price, as the case may be, provided that to the extent Section 25102(o) of the California Corporations Code is intended to apply, unless the Participant is an officer, director or consultant of the Company or of a Parent or Subsidiary of the Company, such right of repurchase lapses at the rate of no less than twenty percent (20%) per year over five (5) years from: (a) the date of grant of the Option or (b) in the case of Restricted Stock, the date the Participant purchases the Shares.

12. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

13. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares set forth in Section 11 hereof, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated. The Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

14. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, shares of Common Stock of the Company (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

15. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act, grants may be made pursuant to this plan which do not qualify for exemption under Rule 701 or Section 25102(o) of the California Corporations Code. Any requirement of this Plan which is required in law only because of Section 25102(o) need not apply if the Committee so provides. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (ii) compliance with any exemption, completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

16. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without Cause.

17.      CORPORATE TRANSACTIONS.

17.1 Assumption or Replacement of Awards by Successor or AcquiringCompany. In the event of (i) a dissolution or liquidation of the Company, (ii) any reorganization, consolidation, merger or similar transaction or series of related transactions (each, a “combination transaction”) in which the Company is a constituent corporation or is a party if, as a result of such combination transaction, the voting securities of the Company that are outstanding immediately prior to the consummation of such combination transaction (other than any such securities that are held by an “Acquiring Shareholder,” as defined below) do not represent, or are not converted into, securities of the surviving corporation of such combination transaction (or such surviving corporation's parent corporation if the surviving corporation is owned by the parent corporation) that, immediately after the consummation of such combination transaction, together possess at least a majority of the total voting power of all securities of such surviving corporation (or its parent corporation, if applicable) that are outstanding immediately after the consummation of such combination transaction, including securities of such surviving corporation (or its parent corporation, if applicable) that are held by the Acquiring Shareholder; or (b) a sale of all or substantially all of the assets of the Company, that is followed by the distribution of the proceeds to the Company's stockholders, any or all outstanding Awards may be assumed, converted or replaced by the successor or acquiring corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor or acquiring corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders of the Company (after taking into account the existing provisions of the Awards). The successor or acquiring corporation may also substitute by issuing, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable to the Participant than those which applied to such outstanding Shares immediately prior to such transaction described in this Section 17.1. For purposes of this Section 17.1, an “Acquiring Shareholder” means a stockholder or stockholders of the Company that (i) merges or combines with the Company in such combination transaction or (ii) owns or controls a majority of another corporation that merges or combines with the Corporation in such combination transaction. In the event such successor or acquiring corporation (if any) does not assume, convert, replace or substitute Awards, as provided above, pursuant to a transaction described in this Section 17.1, then notwithstanding any other provision in this Plan to the contrary, the vesting of such Awards will accelerate and the Options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate in accordance with the provisions of this Plan.

17.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 17, in the event of the occurrence of any transaction described in Section 17.1 hereof, any outstanding Awards will be treated as provided in the applicable agreement or plan of reorganization, merger, consolidation, dissolution, liquidation or sale of assets.

17.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Award under this Plan in substitution of such other company’s award or (ii) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

18. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date that it is adopted by the Board (the “Effective Date”). This Plan will be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date.

Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (i) no Option may be exercised prior to initial stockholder approval of this Plan; (ii) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the stockholders of the Company; (iii) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any Shares issued pursuant to any Award shall be canceled and any purchase of Shares issued hereunder shall be rescinded; and (iv) Awards granted pursuant to an increase in the number of Shares approved by the Board which increase is not timely approved by stockholders shall be canceled, any Shares issued pursuant to any such Awards shall be canceled, and any purchase of Shares subject to any such Award shall be rescinded.

19. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of stockholder approval. This Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of California.

20. AMENDMENT OR TERMINATION OF PLAN. Subject to Section 5.9 hereof, the Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to Section 25102(o) of the California Corporations Code or the Code or the regulations promulgated thereunder as such provisions apply to ISO plans.

21. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

22. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

“Award” means any award under this Plan, including any Option or Restricted Stock Award.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award, including the Stock Option Agreement and Restricted Stock Agreement.

“Board” means the Board of Directors of the Company.

“Cause” means Termination because of (i) any willful, material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent or Subsidiary of the Company, the Participant’s conviction for, or guilty plea to, a felony or a crime involving moral turpitude, or any willful perpetration by the Participant of a common law fraud,

(ii) the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company, (iii) any material breach by the Participant of any provision of any agreement or understanding between the Company or any Parent or Subsidiary of the Company and the Participant regarding the terms of the Participant’s service as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an employee, officer, director or consultant of the Company or a Parent or Subsidiary of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company or a Parent or Subsidiary of the Company and the Participant, (iv) Participant’s disregard of the policies of the Company or any Parent or Subsidiary of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent or Subsidiary of the Company, or (v) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Parent or Subsidiary of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee created and appointed by the Board to administer this Plan, or if no committee is created and appointed, the Board.

“Company” means Raptor Pharmaceutical Inc., or any successor corporation.

“Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

     (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

     (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

     (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal (or, if not so reported, as otherwise reported by any newspaper or other source as the Board may determine); or

(d) if none of the foregoing is applicable, by the Committee in good faith.

“Option” means an award of an option to purchase Shares pursuant to Section 5 hereof.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock representing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who receives an Award under this Plan.

“Plan” means this Raptor Pharmaceutical Inc., 2006 Equity Incentive Plan, as amended from time to time.

“Purchase Price” means the price at which a Participant may purchase Restricted Stock.

“Restricted Stock” means Shares purchased pursuant to a Restricted Stock Award.

“Restricted Stock Award” means an award of Shares pursuant to Section 6 hereof.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock $0.001, par value, reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 17 hereof, and any successor security.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock representing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company. A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days (a) unless reinstatement (or, in the case of an employee with an ISO, reemployment) upon the expiration of such leave is guaranteed by contract or statute, or (b) unless provided otherwise pursuant to formal policy adopted from time to time by the Company’s Board and issued and promulgated in writing. In the case of any Participant on (i) sick leave, (ii) military leave or (iii) an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means “Unvested Shares” as defined in the Award Agreement.

“Vested Shares” means “Vested Shares” as defined in the Award Agreement.

SCHEDULE “E”

Sections 92A.300 to 92A.500 of the Nevada Revised Statutes

RIGHTS OF DISSENTING OWNERS

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections. (Added to NRS by 1995, 2086)

NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record. (Added to NRS by 1995, 2087)

NRS 92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation. (Added to NRS by 1995, 2087)

NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.410 to 92A.480, inclusive. (Added to NRS by 1995, 2087)

NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. (Added to NRS by 1995, 2087)

NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation. (Added to NRS by 1995, 2087)

NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation. (Added to NRS by 1995, 2087)

NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective. (Added to NRS by 1995, 2087)

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances. (Added to NRS by 1995, 2087)

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity. (Added to NRS by 1995, 2088)

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity. (Added to NRS by 1995, 2088)

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1. (Added to NRS by 1995, 2088)

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

              (a)   Consummation of a plan of merger to which the domestic corporation is a party:

                       (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or

                       (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

              (b)   Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

              (c)  Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation. (Added to NRS by 1995, 2087)

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

(a)    The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b)   The holders of the class or series are required under the plan of merger or exchange toaccept for the shares anything except:

        (1)   Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

            (I)  The surviving or acquiring entity; or

         (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

        (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130. (Added to NRS by 1995, 2088)

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2.  A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

(a) He submits to the subject corporation the written consent of the stockholder of record tothe dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

(b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote. (Added to NRS by 1995, 2089)

NRS 92A.410 Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430. (Added to NRS by 1995, 2089; A 1997, 730)

NRS 92A.420 Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b) Must not vote his shares in favor of the proposed action.

2. A stockholder who does not satisfy the requirements of subsection 1 is not entitled to payment for his shares under this chapter. (Added to NRS by 1995, 2089)

NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive. (Added to NRS by 1995, 2089)

NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

1. A stockholder to whom a dissenter's notice is sent must:

(a) Demand payment;

(b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

(c)  Deposit his certificates, if any, in accordance with the terms of the notice.

2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter. (Added to NRS by 1995, 2090; A 1997, 730)

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action. (Added to NRS by 1995, 2090)

NRS 92A.460 Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a)  Of the county where the corporation's registered office is located; or

(b)  At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2.  The payment must be accompanied by:

(a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

(b) A statement of the subject corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

(e) A copy of NRS 92A.300 to 92A.500, inclusive. (Added to NRS by 1995, 2090)

NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.

1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480. (Added to NRS by 1995, 2091)

NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares. (Added to NRS by 1995, 2091)

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest,exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470. (Added to NRS by 1995, 2091)

 NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115. (Added to NRS by 1995, 2092)